VANGUARD(R)
CALIFORNIA TAX-EXEMPT FUNDS

ANNUAL REPORT
NOVEMBER 30, 1999

[SHIP GRAPHIC]
[MEMBERS OF THE VANGUARD GROUP]

VANGUARD CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
VANGUARD CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
VANGUARD CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

DEAR SHAREHOLDERS:

Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

   Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

   While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

   While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert
Frost:

   But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB
---------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN .................1
THE MARKETS IN PERSPECTIVE ...............6
REPORT FROM THE ADVISER ..................8
FUND PROFILES ...........................10
PERFORMANCE SUMMARIES ...................14
FINANCIAL STATEMENTS ....................17
REPORT OF INDEPENDENT ACCOUNTANTS........42
---------------------------------------------

REPORT FROM THE CHAIRMAN

Concerns about higher inflation took hold of the bond market during the early months of Vanguard California Tax-Exempt Funds' 1999 fiscal year and never loosened their grip. The resulting decline in prices made the 12 months ended November 30 a difficult period for fixed-income investors. In this environment, the 2.8% return of the California Tax-Exempt Money Market Fund, the 0.3% return of the California Insured Intermediate-Term Tax-Exempt Fund, and the -2.2% return of the California Insured Long-Term Tax-Exempt Fund surpassed the returns of their mutual fund peers.

--------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                               FISCAL YEAR ENDED
                                                               NOVEMBER 30, 1999
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
    MONEY MARKET FUND                                                  2.8%
    (SEC 7-Day Annualized Yield: 3.25%)
Average California Tax-Exempt
    Money Market Fund*                                                 2.4
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA INSURED
    INTERMEDIATE-TERM TAX-EXEMPT FUND                                  0.3%
Average California Intermediate
    Municipal Debt Fund*                                              -0.5
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA INSURED LONG-TERM
    TAX-EXEMPT FUND                                                   -2.2%
Average California Insured
    Municipal Debt Fund*                                              -3.8
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The table at right presents each fund's 12-month return along with those of our average mutual fund competitors. The total return (capital change plus reinvested dividends) of our Insured Intermediate-Term Tax-Exempt Fund is based on a decrease in net asset value from $10.95 per share on November 30, 1998, to $10.50 per share on November 30, 1999, and is adjusted for dividends totaling $0.480 per share paid from net investment income. The total return (capital change plus reinvested dividends) of our Insured Long-Term Tax-Exempt Fund is based on a decrease in net asset value from $11.73 per share on November 30, 1998, to $10.81 per share on November 30, 1999, and is adjusted for dividends totaling $0.563 per share paid from net investment income and a distribution of $0.110 per share paid from net realized capital gains. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield was 5.14%, up from 4.33% a year earlier; the Insured Intermediate-Term Fund's yield was 4.66%, up from 3.87%; the Money Market Fund's yield was 3.25%, up from 2.74%.

     For California residents, income earned by our funds is exempt from federal and California state income taxes, but may be subject to local taxes and to the alternative minimum tax.

FINANCIAL MARKETS IN REVIEW

The 12 months ended November 30 featured plenty of positive economic news, as well as a good deal of apprehension over how long the good times can last without touching off higher inflation. The U.S. economy expanded at an inflation-adjusted rate of 4.3% from the third quarter of 1998 to the third quarter of 1999, the nation's unemployment rate hovered near record-low levels, and inflation barely stirred.

     However, the nagging concern that inflation would soon accelerate resulted in a steady rise in interest rates during the fiscal year. The rate increase merely restrained the stock market, which managed an impressive advance, but dealt a heavy blow to bond prices, which suffered their worst year since 1994. The Federal Reserve Board went along with the uptrend in interest rates, hiking its target for short-term interest rates by 25 basis points on three separate occasions in an attempt to head off inflation it believes could result from strong growth and tight labor markets.

     Technology companies propelled the U.S. stock market higher, and the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, returned 20.9%--the index's fifth straight year of returns higher than 20%. The broad market, as represented by the Wilshire 5000 Total Market Index, advanced an even higher 22.4%, but a large portion of the gain was concentrated in a relatively small number of stocks. Many value-oriented stocks were left far behind.

     The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points (1.23 percentage points) from its starting point of 5.06% on November 30, 1998. The yield of 3-month U.S. Treasury bills climbed to 5.30% on balance, from 4.48%. Yields of high-quality, long-term municipal bonds climbed nearly a full percentage point, from 4.89% when the period began to 5.87% on November 30, 1999. Yields of top-grade (MIG-1) 3-month notes, which react more quickly to changes in short-term interest rates, rose from 2.95% to 3.80%.

     The Lehman Brothers 10 Year Municipal Bond Index, a good measure of the long-term municipal market, recorded a return of -0.4% during our fiscal year. Long-term bonds suffer more when interest rates are rising, just as they benefit more from a decline in interest rates.

     Municipal bonds performed well early in the 1999 fiscal year as new issuance dropped off from 1998's near-record levels and yields remained high relative to Treasuries. But their relative performance faltered later in the period because many investors were attracted to corporate bonds.

     At the end of the fiscal year, the spread between yields of long-term Treasuries and long-term munis stood at just 42 basis points (0.42 percentage point). This is an extremely narrow gap, given that the income from Treasuries is subject to federal income taxes (but not state taxes), while income from a state-specific municipal bond fund is fully exempt from federal and state taxes. On November 30, the yield of a top-quality, long-term municipal bond was equal to about 93% of the yield of the 30-year U.S. Treasury bond. Historically, the ratio has been about 84%.

FISCAL 1999 PERFORMANCE OVERVIEW

The -2.2% return of Vanguard California Insured Long-Term Tax-Exempt Fund outpaced the -3.8% return of the average California insured municipal bond fund, which has lower average credit quality than our fund but a similar average maturity. Our return, however, was 1.1 percentage points behind that of the unmanaged Lehman Municipal Bond Index. Though our fund earned an income return of 4.8%, a price decline of -7.0% engendered by the rise in interest rates pulled our total return into negative territory for the year. Our Insured Intermediate-Term Fund's return of 0.3%, which topped the -0.5% return of its average peer, consisted of a price decline of -4.1% and an income return of 4.4%. (The Performance Summaries beginning on page 14 present a breakdown of our funds' returns into their income and capital components dating to each fund's inception.) Our performance advantage over our average peer was primarily the result of our lower costs. The Lehman index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. The index also has a slightly lower average duration than our Long-Term Tax-Exempt Fund, making the index less sensitive to interest rate changes--an advantage during fiscal 1999.

     The Tax-Exempt Money Market Fund provided a total return of 2.8%, ahead of the 2.4% return of its average peer.

     Though the rise in interest rates during the past 12 months was to blame for the poor bond returns, a slide in rates just one year ago provided a boost to bond prices and returns. The simple lesson is that interest rates rise and fall, sometimes gradually and sometimes sharply. All bond investors should know that over long periods, the ups and downs in interest rates tend to offset each other, leaving a bond fund's interest income as the chief source of return. And considering that interest paid on munis today is considerably higher than a year ago, it would seem that tax-exempt securities have become more attractive. At a yield of about 5.1% compounded annually, money doubles in a little more than 14 years, or more than two years sooner than at 4.3%.

THE MUNICIPAL BOND TAX ADVANTAGE

For California residents, the income earned by our funds is exempt from federal, state, and, in most cases, local taxes. At current yields, investors in long-term municipal bonds who are taxed at the highest marginal tax rate (39.6%) can earn an astounding 55% more after-tax income than they could in comparable long-term U.S. Treasury bonds, and investors in intermediate-term municipal bonds can earn 38% more after-tax income than in comparable Treasury bonds. Tax-exempt money market securities also offer an advantage over taxable investments with similar maturities. On November 30, the yield of MIG-1 notes was 19% higher than the after-tax yield of 90-day U.S. Treasury bills. For California taxpayers subject to the highest tax rates, a yield of 5.9% on a tax-exempt long-term bond is the equivalent of a 9.8% taxable yield. For a tax-exempt short-term yield of 3.8%, the taxable equivalent is 6.3%.

     These remarkable advantages are illustrated in the table below, which compares the nnual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1999, assuming a $100,000 investment. Our illustration assumes current yields (as of November 30, 1999) of 6.3% for long-term Treasuries, 6.2% for intermediate-term Treasuries, 5.3% for U.S. Treasury bills, 5.9% for long-term municipals, 5.1% for intermediate-term municipals, and 3.8% for short-term municipals.

--------------------------------------------------------------------------------
                                           ILLUSTRATION OF INCOME FROM
                                       A HYPOTHETICAL $100,000 INVESTMENT
                                       ----------------------------------
                              SHORT-TERM      INTERMEDIATE-TERM        LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income           $5,300            $6,200                 $6,300
Less taxes (39.6%)             (2,100)           (2,500)                (2,500)
Net after-tax income            3,200             3,700                  3,800
--------------------------------------------------------------------------------
Tax-exempt income              $3,800            $5,100                 $5,900
--------------------------------------------------------------------------------
Tax-exempt income
advantage                      $  600            $1,400                 $2,100
--------------------------------------------------------------------------------
Percentage advantage              19%               38%                    55%
--------------------------------------------------------------------------------
The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

     There is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack the diversification that comes from spreading investments among various states, which may be subject to different economic conditions and different risks. Private insurance on the bonds in our Long-Term Tax-Exempt and Intermediate-Term Tax-Exempt Funds, however, helps to reduce these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

     This insurance, however, is not generally available for short-term securities. As a result, our investment adviser, Vanguard's Fixed Income Group, is responsible for preserving the principal value of the Tax-Exempt Money Market Fund. Money market mutual funds are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents the longer-term performance of each of our funds, along with those of their average peer mutual funds. It also illustrates the growth of hypothetical $10,000 investments in each of our funds and in similar funds over the past decade. As you can see, the Vanguard California Tax-Exempt Funds have established fine records versus their competitors. In the case of the Insured Long-Term Tax-Exempt Fund, our advantage has amounted to $1,278, or about 13% of the original investment, over the past decade.

--------------------------------------------------------------------------------
                                             TOTAL RETURNS
                                     TEN YEARS ENDED NOVEMBER 30, 1999
                        --------------------------------------------------------
                                                            FINAL VALUE OF
                                 AVERAGE                       A $10,000
                              ANNUAL RETURN                INITIAL INVESTMENT*
                        --------------------------------------------------------
                                    AVERAGE              AVERAGE
CALIFORNIA              VANGUARD   COMPETING  VANGUARD   COMPETING     VANGUARD
TAX-EXEMPT FUND          FUND        FUND      FUND        FUND        ADVANTAGE
--------------------------------------------------------------------------------
Money Market             3.4%        3.1%     $14,008     $13,538      $ 470
Insured Intermediate-
    Term**               5.8         4.8       13,803      13,120        683
Insured Long-Term        7.0         6.2       19,596      18,318      1,278
--------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions. **Annualized returns since fund's inception on March 4, 1994.

     A large part of our performance edge versus competitors over nearly a decade can be explained by the same factor that explained our outperformance during the 1999 fiscal year: cost. Our funds have expense ratios (annual expenses as a percentage of average net assets) of about 0.20%--far below the 1.19% charged by the average insured long-term California municipal fund, the 0.78% charged by the average intermediate-term California municipal fund, and the 0.63% charged by the average California tax-exempt money market fund. Because fund operating costs are deducted directly from the income earned by a bond fund, our funds have a significant edge in their quest to provide returns that are superior to those of similar funds. The combination of our cost advantage and skillful management by Vanguard's Fixed Income Group has benefited our shareholders over the past decade, and we expect it to continue to do so in the future.

IN SUMMARY

During a period when the stock market seems invulnerable, it's easy to overlook the merits of bonds. However, bond funds must not be judged by how well their returns stack up against those of stock funds in a particular period, but by what they can add to a balanced investment program, namely, current income and relative stability. Vanguard California

Tax-Exempt Funds can provide a high level of after-tax income, particularly for those in high income tax brackets, and especially compared with the income available from the stock market, whose average dividend yield is less than 1.5%. And because the performance of bonds often differs from that of equities, a commitment to bonds is a useful diversifier that can help smooth the sometimes-volatile returns of stocks.

     We advise investors to hold balanced portfolios of stock funds, bond funds, and short-term reserves in proportions suitable to their own investment goals, time horizon, and tolerance for risk. Once you have such a plan in place, we advise you to stick with it through good times and bad.


/s/
John J. Brennan
Chairman and Chief Executive Officer

December 18, 1999

================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.

     Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS

Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.

--------------------------------------------------------------
                                   AVERAGE ANNUAL RETURNS
                               PERIODS ENDED NOVEMBER 30, 1999
                               -------------------------------
                                 1 YEAR    3 YEARS  5 YEARS
--------------------------------------------------------------
STOCKS
  S&P 500 Index                  20.9%    24.3%     27.5%
  Russell 2000 Index             15.7     10.1      14.8
  Wilshire 5000 Index            22.4     22.6      25.6
  MSCI EAFE Index                21.4     12.3      11.4
--------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index     0.0%     5.6%      8.0%
  Lehman 10 Year Municipal
    Bond Index                   -0.4      4.8       7.6
  Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index      4.7      5.0       5.2
--------------------------------------------------------------
OTHER
  Consumer Price Index            2.6%     2.0%      2.4%
--------------------------------------------------------------

     The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.

     Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.

     Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.

     Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%),
Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).

     Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.

     The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS

Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.

     The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.

     Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS

International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.

     Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.

     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Interest rates rose during the 12 months ended November 30, 1999, the fiscal year for the Vanguard California Tax-Exempt Funds. The rise was principally due to investors' fears about the impact of the strong economy and the low unemployment rate on inflation. In the past, these factors have caused inflation to increase, and many investors expect that history will repeat itself at some point. So far, employment costs and consumer price indexes have not risen substantially, but each number is being closely watched for any upsurge. A desire to head off inflation and concerns about the booming stock market led the Federal Reserve Board to increase interest rates three times during the fiscal year, raising the federal funds rate by a total of 0.75 percentage point.

     As you might expect, yields of insured long-term municipal bonds rose along with yields on U.S. Treasury bonds during fiscal 1999. During the first half of the year, insured long-term municipals performed better than Treasury securities; municipal yields increased by less than half as much as those for long-term Treasuries. But the relative performance flip-flopped during the second half, when yields on long-term municipals increased almost 11/2 times as much as those on long Treasuries. Over the full fiscal year, the yield on the benchmark 30-year U.S. Treasury bond rose by 1.23 percentage points (from 5.06% to 6.29%), while the yield of a similar AAA-rated municipal bond rose by nearly 1 percentage point (from 4.89% to 5.87%).

     Two factors account for the first-half outperformance of insured municipal bonds and for their later underperformance. First, as the fiscal year began in December 1998, insured municipal bonds were especially attractive to investors, because the AAA-rated insured municipal's tax-exempt yield of 4.9% was equal to 97% of the yield of a 30-year Treasury. For an investor in the top marginal tax bracket of 39.6%, that 4.9% yield was equivalent to an 8.1% yield on a taxable bond. By May 31, the middle of our fiscal year, the long-term insured municipal's yield was about 89% as high as the 30-year Treasury's yield, making insured municipal bonds somewhat less alluring. The second factor was that in the second half of the fiscal year, corporate bond yields had become quite attractive, providing stiff competition for the bond investor's dollar. During this period the corporate bond market encountered the same type of supply imbalance that the municipal market had seen in fiscal 1998, as corporations rushed bond issues to market to complete their financing before the end of the century. The result was attractively high yields on corporate debt, which enticed some large institutional buyers away from the municipal market. At year-end, yields on long-term insured municipal bonds had risen in relation to those on Treasuries, and 30-year munis offered yields equal to 94% of yields on 30-year Treasuries.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and California income taxes by investing in insured and high-quality uninsured securities issued by California state, county, and municipal governments.
--------------------------------------------------------------------------------

     The municipal market was aided by the fact that the supply of new issues was lower during 1999 than in 1998. Through November, issuance of municipal securities in 1999 amounted to $207 billion, down more than 20% from the same period in 1998. The main reason for the decline was a 53% decrease in the issuance of refunding bonds, whose proceeds are used to pay off older, higher-coupon bonds. Because of the rise in interest rates, refunding issues generally did not make fiscal sense during 1999. As the economy continued to expand, the supply of bonds issued for new projects was unchanged from 1998.

THE INSURED INTERMEDIATE-TERM AND INSURED LONG-TERM TAX-EXEMPT FUNDS

As you know, when interest rates rise, bond prices fall. For bond funds, the magnitude of the price decline rises along with the average maturity of the fund. Our Insured Intermediate-Term Tax-Exempt Fund's price declined -4.1%, offsetting most of the 4.4% interest income earned during fiscal 1999 and leaving the fund's total return barely positive at 0.3%. The Insured Long-Term Tax-Exempt Fund returned -2.2%, as the price decline of -7.0% outweighed the fund's 4.8% in interest income. A negative return is not good news, but our Long-Term Tax-Exempt Fund's result was solidly better than the total return of -3.8% for our average peer.

     Across all bond maturities, we seek to find the best values for each level of interest rate risk. This strategy helped in a year of rising interest rates. Our focus on keeping expenses low is helpful at all times and is critical in delivering above-average tax-exempt income, since expenses are deducted directly from a bond fund's interest income. Our emphasis on keeping the funds invested in high-quality securities benefits our shareholders by reducing credit risk. The overall effect of combining low costs and high quality is to provide both superior yields and low credit risk.

THE TAX-EXEMPT MONEY MARKET FUND

Our Tax-Exempt Money Market Fund returned 2.8% during fiscal 1999, beating the 2.4% return of the average California tax-exempt money market fund. The rise in short-term rates during the period was slightly less pronounced than the increase for long-term bonds. After an increase of 19 basis points during the first half of the fiscal year, the yield on 1-year municipals rose 69 basis points during the second half, which is traditionally a time of heavy borrowing by municipalities. The benchmark 1-year MIG-1 note closed the fiscal year with a yield of 3.87%, up 88 basis points from the 2.99% yield a year earlier. Yields on the 1-year U.S. Treasury bill, meanwhile, rose by 118 basis points for the year to 5.68%, after a second-half jump of 71 basis points. On balance, short-term tax-exempt securities became slightly more attractive relative to Treasury securities: The ratio of the yield on 1-year MIG-1 notes to that on 1-year Treasury bills rose from 66.4% to 68.1% during the year.

     As we begin fiscal year 2000, the Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low operating expenses. We believe these strengths will continue to generate superior risk-adjusted returns for our shareholders.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
John M. Carbone, Principal
Daniel S. Solender, Manager
Vanguard Fixed Income Group

December 13, 1999

FUND PROFILE
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------------
Yield                                       3.3%
Average Maturity                         66 days
Average Quality                            MIG-1
Expense Ratio                              0.20%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------
MIG-1/SP-1+                                 60.2%
A-1/P-1                                     37.8
AAA/AA                                       2.0
A                                            0.0
-------------------------------------------------
Total                                      100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                    CALIFORNIA INSURED              LEHMAN
                     INTERMEDIATE-TERM              INDEX*
----------------------------------------------------------
Number of Issues                   354              52,144
Yield                             4.7%                  --
Yield to Maturity                 4.8%                  --
Average Coupon                    5.3%                5.5%
Average Maturity             8.1 years          13.0 years
Average Quality                    AAA                 AA+
Average Duration             6.2 years           7.5 years
Expense Ratio                    0.17%                  --
Cash Reserves                     0.7%                  --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
---------------------------------------
[grid]
AVERAGE MATURITY            MEDIUM
CREDIT QUALITY              HIGH


VOLATILITY MEASURES
----------------------------------------------------------
                    CALIFORNIA INSURED              LEHMAN
                     INTERMEDIATE-TERM              INDEX*
----------------------------------------------------------
R-Squared                         0.93                1.00
Beta                              0.86                1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------
AAA                               98.3%
AA                                 1.7
A                                  0.0
BBB                                0.0
BB                                 0.0
B                                  0.0
---------------------------------------
Total                            100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------
Under 1 Year                       8.0%
1-5 Years                         16.4
5-10 Years                        42.5
10-20 Years                       32.8
20-30 Years                        0.3
Over 30 Years                      0.0
---------------------------------------
Total                            100.0%

FUND PROFILE
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
---------------------------------------------------------
                           CALIFORNIA INSURED      LEHMAN
                                    LONG-TERM      INDEX*
---------------------------------------------------------
Number of Issues                          251      52,144
Yield                                    5.1%          --
Yield to Maturity                        5.4%          --
Average Coupon                           5.3%        5.5%
Average Maturity                   14.5 years  13.0 years
Average Quality                           AAA         AA+
Average Duration                    9.1 years   7.5 years
Expense Ratio                           0.18%          --
Cash Reserves                            0.0%          --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
---------------------------------------
[grid]
AVERAGE MATURITY                   LONG
CREDIT QUALITY                     HIGH

VOLATILITY MEASURES
---------------------------------------------------------
                           CALIFORNIA INSURED      LEHMAN
                                    LONG-TERM      INDEX*
---------------------------------------------------------
R-Squared                                0.97        1.00
Beta                                     1.23        1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
---------------------------------------
AAA                               96.6%
AA                                 3.4
A                                  0.0
BBB                                0.0
BB                                 0.0
B                                  0.0
---------------------------------------
Total                            100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
---------------------------------------
Under 1 Year                       3.8%
1-5 Years                         10.1
5-10 Years                        15.5
10-20 Years                       46.4
20-30 Years                       23.6
Over 30 Years                      0.6
---------------------------------------
Total                            100.0%

PERFORMANCE SUMMARY
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: JUNE 1, 1987-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                            CALIFORNIA TAX-EXEMPT                     AVERAGE
                              MONEY MARKET FUND                        FUND*
FISCAL            CAPITAL            INCOME          TOTAL             TOTAL
YEAR              RETURN             RETURN          RETURN           RETURN
--------------------------------------------------------------------------------
1987               0.0%               2.2%           2.2%              2.1%
1988               0.0                5.1            5.1               4.8
1989               0.0                6.2            6.2               5.8
1990               0.0                5.6            5.6               5.3
1991               0.0                4.4            4.4               4.2
1992               0.0                3.0            3.0               2.7
1993               0.0                2.4            2.4               2.0
1994               0.0%               2.6%           2.6%              2.3%
1995               0.0                3.7            3.7               3.3
1996               0.0                3.3            3.3               2.9
1997               0.0                3.4            3.4               3.0
1998               0.0                3.1            3.1               2.8
1999               0.0                2.8            2.8               2.4
SEC 7-Day Annualized Yield (11/30/1999): 3.25%
--------------------------------------------------------------------------------
*Average California Tax-Exempt Money Market Fund.

See Financial Highlights table on page 37 for dividend information for the past five years.


CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
         198911          10000         10000
         199002          10139         10129
         199005          10280         10266
         199008          10419         10396
         199011          10559         10530
         199102          10687         10650
         199105          10806         10759
         199108          10916         10860
         199111          11028         10968
         199202          11125         11054
         199205          11212         11134
         199208          11283         11198
         199211          11356         11262
         199302          11425         11322
         199305          11493         11380
         199308          11561         11435
         199311          11629         11492
         199402          11693         11548
         199405          11763         11609
         199408          11839         11673
         199411          11931         11751
         199502          12040         11848
         199505          12156         11954
         199508          12262         12045
         199511          12372         12138
         199602          12476         12234
         199605          12577         12324
         199608          12678         12405
         199611          12783         12491
         199702          12886         12583
         199705          12996         12681
         199708          13106         12772
         199711          13218         12866
         199802          13323         12960
         199805          13435         13060
         199808          13533         13143
         199811          13628         13221
         199902          13715         13299
         199905          13812         13386
         199908          13907         13468
         199911          14008         13538











                                AVERAGE ANNUAL TOTAL RETURNS
                            PERIODS ENDED NOVEMBER 30, 1999
                            --------------------------------    FINAL VALUE OF A
                             1 YEAR     5 YEARS    10 YEARS   $10,000 INVESTMENT
--------------------------------------------------------------------------------
California Tax-Exempt
 Money Market Fund           2.79%      3.26%      3.43%            $14,008
Average California Tax-Exempt
 Money Market Fund*          2.40       2.87       3.08              13,538

*Derived from data provided by Lipper Inc.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                                 10 YEARS
                             INCEPTION                    ----------------------
                             DATE     1 YEAR   5 YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
California Tax-Exempt
 Money Market Fund           6/1/1987  2.75%     3.27%    0.00%    3.48%   3.48%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MARCH 4, 1994-NOVEMBER 30, 1999
---------------------------------------------------------
          CALIFORNIA INSURED INTERMEDIATE-
               TERM TAX-EXEMPT FUND         LEHMAN*
FISCAL     CAPITAL    INCOME      TOTAL     TOTAL
YEAR       RETURN     RETURN      RETURN    RETURN
---------------------------------------------------
1994       -3.6%      3.4%        -0.2%     -1.1%
1995        8.3       5.6         13.9      15.2
1996        1.3       5.1          6.4       5.2
---------------------------------------------------
          CALIFORNIA INSURED INTERMEDIATE-
               TERM TAX-EXEMPT FUND         LEHMAN*
FISCAL     CAPITAL    INCOME      TOTAL     TOTAL
YEAR       RETURN     RETURN      RETURN    RETURN
---------------------------------------------------
1997        1.0%      4.9%         5.9%      6.0%
1998        2.7       4.8          7.5       7.3
1999       -4.1       4.4          0.3       0.5
---------------------------------------------------
*Lehman 7 Year Municipal Bond Index.
See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: MARCH 4, 1994-NOVEMBER 30, 1999
         199405         10142         10039         10059
         199408         10313         10189         10236
         199411          9981          9813          9889
         199502         10538         10349         10458
         199505         10895         10730         10876
         199508         11044         10879         11134
         199511         11367         11171         11397
         199602         11539         11295         11531
         199605         11436         11180         11379
         199608         11668         11352         11568
         199611         12095         11731         11994
         199702         12175         11779         12101
         199705         12314         11909         12156
         199708         12603         12180         12468
         199711         12810         12361         12719
         199802         13113         12639         13022
         199805         13216         12761         13136
         199808         13528         13007         13418
         199811         13766         13191         13647
         199902         13902         13291         13798
         199905         13865         13283         13756
         199908         13711         13096         13619
         199911         13803         13120         13712

                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 1999
                                  --------------------------------
                                                                  FINAL VALUE OF
                                                        SINCE        A $10,000
                                     1 YEAR   5 YEARS  INCEPTION    INVESTMENT
--------------------------------------------------------------------------------
California Insured
 Intermediate-Term Tax-Exempt Fund   0.27%    6.70%     5.77%        $13,803
Average California Intermediate
 Municipal Fund*                    -0.54     5.98      4.84          13,120
Lehman 7 Year Municipal Bond Index   0.47     6.75      5.65          13,712
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
-----------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                        INCEPTION                    --------------------------
                                        DATE     1 YEAR   5 YEARS    CAPITAL    INCOME    TOTAL
-----------------------------------------------------------------------------------------------
California Insured
 Intermediate-Term Tax-Exempt Fund      3/4/1994 0.16%    6.13%      1.00%      4.90%     5.90%
-----------------------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return  information through the latest calendar quarter.

PERFORMANCE SUMMARY
CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1999
----------------------------------------------------------
       CALIFORNIA INSURED LONG-TERM
              TAX-EXEMPT FUND                  LEHMAN*
FISCAL     CAPITAL    INCOME      TOTAL        TOTAL
YEAR       RETURN     RETURN      RETURN       RETURN
----------------------------------------------------------
1986        4.8%       4.6%       9.4%          9.4%
1987      -11.6        6.3       -5.3          -0.2
1988        4.9        7.3       12.2          10.6
1989        4.9        7.3       12.2          11.0
1990        0.3        6.8        7.1           7.7
1991        2.1        6.5        8.6          10.3
1992        4.4        6.4       10.8          10.0
----------------------------------------------------------
----------------------------------------------------------
       CALIFORNIA INSURED LONG-TERM
              TAX-EXEMPT FUND                  LEHMAN*
FISCAL     CAPITAL    INCOME      TOTAL        TOTAL
YEAR       RETURN     RETURN      RETURN       RETURN
----------------------------------------------------------
1993        5.7%       5.8%      11.5%         11.1%
1994      -11.0        5.1       -5.9          -5.2
1995       13.6        6.5       20.1          18.9
1996        1.3        5.6        6.9           5.9
1997        1.1        5.4        6.5           7.2
1998        3.1        5.2        8.3           7.8
1999       -7.0        4.8       -2.2          -1.1
----------------------------------------------------------
*Lehman Municipal Bond Index.
See Financial Highlights table on page 38 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
-----------------------------------------------------------
         198911         10000         10000         10000
         199002         10046         10078         10124
         199005         10192         10220         10273
         199008         10144         10248         10363
         199011         10707         10675         10770
         199102         10897         10896         11057
         199105         11124         11158         11308
         199108         11387         11443         11585
         199111         11629         11650         11875
         199202         11910         11916         12161
         199205         12206         12236         12418
         199208         12663         12730         12878
         199211         12885         12826         13065
         199302         13858         13780         13835
         199305         13859         13832         13904
         199308         14358         14454         14449
         199311         14370         14371         14513
         199402         14507         14467         14600
         199405         14116         13891         14248
         199408         14356         14092         14475
         199411         13526         13161         13755
         199502         14925         14496         14881
         199505         15512         15153         15551
         199508         15529         15093         15759
         199511         16246         15841         16356
         199602         16446         16028         16525
         199605         16095         15635         16261
         199608         16496         15971         16585
         199611         17368         16682         17317
         199702         17368         16727         17435
         199705         17589         16928         17608
         199708         18075         17383         18119
         199711         18501         17747         18559
         199802         18992         18211         19029
         199805         19202         18433         19259
         199808         19680         18793         19687
         199811         20039         19048         19999
         199902         20262         19182         20199
         199905         20159         19111         20159
         199908         19648         18520         19785
         199911         19596         18318         19785








                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1999

--------------------------------------------------------------------------------   FINAL VALUE OF A
                                                1 YEAR     5 YEARS    10 YEARS    $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------
California Insured Long-Term Tax-Exempt Fund      -2.22%     7.69%       6.96%         $19,596
Average California Insured Municipal Fund*        -3.83      6.84        6.24           18,318
Lehman Municipal Bond Index                       -1.07      7.54        7.06           19,785
----------------------------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------------------
                                                                            10 YEARS
                                   INCEPTION                      --------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------------
California Insured Long-Term
Tax-Exempt Fund                    4/7/1986   -1.94%   6.91%      1.47%      5.86%     7.33%
--------------------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return  information through the latest calendar quarter.

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share. At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                                     MATURITY           AMOUNT    VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND               COUPON             DATE            (000)     (000)
--------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
--------------------------------------------------------------------------------------------------------
Alameda-Contra Costa CA School Financing Auth. COP VRDO
(Capital Improvement Financing Pooled Project)            3.60%     12/2/1999           14,000    14,000
Alameda-Contra Costa CA School Financing Auth. COP VRDO
(Capital Improvement Financing Pooled Project)            3.65%     12/2/1999 LOC       12,345    12,345
Anaheim CA Public Improvement Corp. Lease COP VRDO        3.50%     12/8/1999 (2)       31,580    31,580
California Communities Dev. Auth. COP VRDO
(Memorial Health Services)                                3.80%     12/8/1999           63,650    63,650
California Community College Financing Auth. TRAN         4.00      6/30/2000 (4)       16,850    16,937
California Community College Financing Auth. TRAN         4.00%     7/28/2000 (4)       20,000    20,048
California Community College Financing Auth. TRAN         4.00%     9/29/2000 (4)       48,000    48,197
California Dept. of Water Resources Water System Rev.
(Central Valley Project)                                  6.95%      6/1/2000 (Prere.)  13,035    13,458
California Dept. of Water Resources Water System Rev. TOB VRDO
(Central Valley Project)                                  3.71%     12/2/1999           10,955    10,955
California Educ. Fac. Auth. Rev. VRDO
(California Institute of Technology)                      3.45%     12/2/1999            9,200     9,200
California Educ. Fac. Auth. Rev. VRDO
(Pepperdine Univ.)                                        3.60%     12/2/1999            6,000     6,000
California Educ. Fac. Auth. Rev. VRDO
(Stanford Univ.)                                          3.60%     12/8/1999            5,000     5,000
California Finance Auth. VRDO (Pacific Gas &
 Electric Co.)                                            3.50%     12/2/1999 LOC        3,350     3,350
California GO CP                                          3.00%     12/8/1999           14,400    14,400
California GO CP                                          3.05%     12/8/1999           20,000    20,000
California GO CP                                          3.65%     12/2/1999            8,200     8,200
California GO TOB VRDO                                    3.71%     12/2/1999            5,995     5,995
California GO TOB VRDO                                    3.71%     12/2/1999 (3) +      2,750     2,750
California Health Fac. Finance Auth. Rev. VRDO
(Adventist Health System West Sutter Health)              3.65%     12/2/1999 LOC       21,400    21,400
California Health Fac. Finance Auth. Rev. VRDO
(Catholic Healthcare West)                                3.50%     12/8/1999 (1)       22,900    22,900
California Health Fac. Finance Auth. Rev. VRDO
(Catholic Healthcare West)                                3.80%     12/8/1999 (1)       17,900    17,900

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                                     MATURITY           AMOUNT    VALUE*
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND               COUPON             DATE            (000)     (000)
--------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev. VRDO
(Memorial Health Services)                                3.80%     12/8/1999           20,700    20,700
California Health Fac. Finance Auth. Rev. VRDO
(St. Francis Medical Center)                              3.80%     12/8/1999 (1)       27,900    27,900
California Housing Finance Agency Home
 Mortgage Rev. VRDO                                       3.63%     12/8/1999 (1)      16,0001    6,000
California Housing Finance Agency PUT
(Single Family Mortgage Program)                          3.00%      2/1/2000            3,090     3,090
California Housing Finance Agency
(Single Family Mortgage Program)                          3.40%      8/1/2000           32,000    32,000
California PCR Financing Auth. VRDO
 (Exxon Project)                                          3.45%     12/2/1999            1,400     1,400
California PCR Financing Auth. VRDO (Pacific Gas &
Electric Co.)                                             3.50%     12/2/1999 LOC        1,720     1,720
California PCR Financing Auth. VRDO
(Pacific Gas & Electric Co.)                              3.50%     12/8/1999 LOC      109,100   109,100
California PCR Financing Auth. VRDO
(Pacific Gas & Electric Co.)                              3.55%     12/2/1999 LOC       59,100    59,100
California PCR Financing Auth. VRDO
 (Southern California Edison)                             3.95%     12/2/1999            1,300     1,300
California Pollution Control Financing Auth.
 Solid Waste Disposal Rev. VRDO
 (Shell Oil Co.-Martinez Project)                         3.50%     12/2/1999           40,050    40,050
California School Cash Reserve Program Auth.              4.00%      7/3/2000 (2)       89,000    89,459
California School Fac. Financing Corp. COP VRDO           3.80%     12/8/1999 LOC       12,890    12,890
California Statewide Community Dev. Auth. TRAN            4.00%     6/30/2000           63,640    63,935
California Statewide Community Dev. Auth. TRAN            4.00%     7/28/2000 (4)        5,700     5,717
California Water Resources TOB VRDO                       3.67%     12/2/1999 (3)+      11,000    11,000
Contra Costa County CA TRAN                               4.00%     9/29/2000           10,000    10,023
Fresno County CA TRAN                                     4.00%     6/30/2000           24,710    24,801
Irvine CA Assessment Dist. Improvement Boards VRDO
(Orange County-Irvine County)                             3.55%     12/8/1999 LOC       49,711    49,711
Irvine CA Ranch Water Dist. VRDO                          3.40%     12/2/1999 LOC          900       900
Irvine CA Ranch Water Dist. VRDO                          3.55%     12/2/1999 LOC        2,200     2,200
Irvine CA Ranch Water Dist. VRDO
(Consolidated Bonds Refunding)                            3.40%     12/2/1999 LOC        1,900     1,900
Kern County CA VRDO (Public Fac. Project)                 3.50%     12/8/1999 LOC       33,000    33,000
Los Angeles CA TRAN                                       4.00%     6/30/2000           15,075    15,130
Los Angeles CA Unified School Dist. COP VRDO
(Belmont Learning Complex)                                3.60%     12/8/1999 LOC        9,300     9,300
Los Angeles CA Unified School Dist. TOB VRDO              3.71%     12/2/1999 (3)+      11,120    11,120
Los Angeles CA Unified School Dist. TRAN                  4.00%     6/30/2000           28,760    28,906
Los Angeles CA Waste Water System Rev. CP                 2.90%     2/10/1999 LOC       20,400    20,400
Los Angeles CA Waste Water System Rev. CP                 3.20%      3/6/2000 LOC        3,875     3,875
Los Angeles CA Waste Water System Rev. CP                 3.65%     12/2/1999 LOC       10,000    10,000
Los Angeles County CA Capital Asset Lease Rev. CP         3.25%    12/14/1999 LOC        8,440     8,440
Los Angeles County CA Capital Asset Lease Rev. CP         3.50%    12/10/1999 LOC        5,000     5,000
Los Angeles County CA Dept. of Water & Power
 Electric Plant CP                                        3.00%      2/1/1999 LOC       12,000    12,000
Los Angeles County CA Dept. of Water & Power
 Electric Plant CP                                        3.25%     1/25/2000 LOC       29,500    29,500
Los Angeles County CA Dept. of Water & Power
Electric Plant CP                                         3.25%      3/8/2000 LOC       10,200    10,200
Los Angeles County CA Dept. of Water & Power
 Electric Plant CP                                        3.30%      3/9/2000 LOC       35,000    35,000
Los Angeles County CA Dept. of Water & Power
Electric Plant CP                                         3.40     12/20/1999 LOC        9,000     9,000
Los Angeles County CA Metro. Transp. Auth. CP             2.90%    12/10/1999 LOC        8,200     8,200
Los Angeles County CA Metro. Transp. Auth. CP             3.40%     12/9/1999  LOC       7,797     7,797
Los Angeles County CA Metro. Transp. Auth
 Sales Tax Rev. VRDO                                      3.50%     12/2/1999 (1)       43,265    43,265
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev. VRDO                                      3.50%     12/8/1999 (3)       18,000    18,000
Los Angeles County CA Pension Obligations VRDO            3.50%     12/8/1999 (2)       77,500    77,500
Los Angeles County CA TRAN                                4.00%     6/30/2000           25,000    25,096
Metro. Water Dist. of Southern California CP              2.95%    12/15/1999           16,500    16,500
Metro. Water Dist. of Southern California CP              3.00%     12/8/1999            8,900     8,900
Metro. Water Dist. of Southern California CP              3.35%      3/7/2000           10,000    10,000
Metro. Water Dist. of Southern California
 Waterworks Rev.                                          3.60%     3/15/2000           19,500    19,500
Metro. Water Dist. of Southern California
 Waterworks Rev.                                          3.65%      6/1/2000           17,000    17,000
Metro. Water Dist. of Southern California
 Waterworks Rev.TOB VRDO                                  3.67%     12/2/1999 +          5,000     5,000
Metro. Water Dist. of Southern California
 Waterworks Rev. TBO VRDO                                 3.71%     12/2/1999 +          4,750     4,750
Metro. Water Dist. of Southern California
 Waterworks Rev. VRDO                                     3.50%     12/2/1999           11,500    11,500
Metro. Water Dist. of Southern California
 Waterworks Rev. VRDO                                     3.55%     12/2/1999           18,200    18,200
                                       18
-----------------------------------------------------------------------------------------
                                                                            FACE   MARKET
                                                        MATURITY          AMOUNT   VALUE*
                                                 COUPON   DATE             (000)   (000)
-----------------------------------------------------------------------------------------
Mission Viejo CA Community Dev. Financing Auth. VRDO
(Mission Viejo Mall Improvement Project)          3.55% 12/8/1999 LOC    21,100    21,100
MSR California Public Power Agency VRDO
 (San Juan Project)                               3.50% 12/2/1999 (1)    15,100    15,100
Oakland CA Joint Powers Financing Auth.
 Lease Rev. VRDO                                  3.50% 12/2/1999 (4)    25,000    25,000
Orange County CA Sanitation Dist. COP VRDO        3.50% 12/2/1999 (2)    25,800    25,800
Otay CA Water Dist. COP VRDO (Capital Project)    3.55% 12/8/1999 LOC     8,600     8,600
Rancho Mirage CA Joint Powers Financing Auth
 COP VRDO(Eisenhower Medical Center)              3.58% 12/8/1999 (1)    25,100    25,100
Riverside County CA Public Fac. Project COP VRDO  3.30% 12/7/1999 LOC    12,700    12,700
Riverside County CA Public Fac. Project COP VRDO  3.65% 12/7/1999 LOC     1,120     1,120
Sacramento CA Muni. Util. Dist. Rev.              5.00%  7/1/2000 (2)     8,500     8,559
Sacramento County CA COP VRDO
(Administration Center & Courthouse Project)      3.65% 12/2/1999 LOC    10,000    10,000
San Bernardino County CA COP VRDO
(County Center Refinancing Project)               3.55% 12/8/1999 LOC     8,400     8,400
San Diego CA TAN                                  4.25% 9/29/2000        25,000    25,150
San Francisco CA Airport CP                       3.00% 12/9/1999 LOC    10,135    10,135
San Francisco CA Airport CP                       3.30%  3/7/2000 LOC     6,435     6,435
San Francisco CA Airport CP                       3.45%  2/7/2000 LOC     7,745     7,745
San Francisco CA Airport CP                       3.50% 4/11/2000 LOC    35,910    35,910
San Francisco CA Airport CP                       3.60%  3/8/2000 LOC     9,330     9,330
San Francisco CA Bay Area Rapid Transit Dist.
Sales Tax Rev. TOB VRDO                           3.71% 12/2/1999 (3) +   2,745     2,745
San Francisco CA City & County GO                 4.00% 6/15/2000 (3)     7,970     7,980
San Jose CA Redev. Agency Rev. VRDO
(Merged Area Redev. Project)                      3.65% 12/8/1999 LOC    14,900    14,900
San Jose/Santa Clara CA Clean Water &
Sewer Finance Auth. VRDO                          3.50% 12/8/1999 (3)     3,700     3,700
Santa Barbara County CA School Financing
 Auth. TRAN                                       4.00% 6/30/2000        21,700    21,810
Santa Clara CA El Camino Hosp. Dist. Fac.
 Auth. Rev. Lease VRDO
 (Valley Medical Center Project)                  3.65% 12/7/1999 LOC    10,300    10,300
Sonoma County CA TRAN                             3.50%  2/1/2000        11,400    11,409
Southern California Metro. Water Dist. CP         3.00% 12/1/1999         8,000     8,000
Southern California Public Power Auth. VRDO
(Southern Transmission Project)                   3.50% 12/8/1999 (2) LOC132,000  132,000
Southern California Public Power Auth. VRDO
(Southern Transmission Project)                   3.55% 12/8/1999 (4)    38,565    38,565
Torrance CA Little Co. of Mary Hosp. VRDO
(Torrance Memorial Medical Center)                3.66% 12/2/1999 LOC     3,000     3,000
Turlock CA Irrigation Dist. COP VRDO
 (Transmission Project)                           3.55% 12/8/1999 LOC     6,890     6,890
Univ. of California Regents CP                    2.85% 12/8/1999         7,400     7,400
Univ. of California Regents CP                    3.05% 1/27/2000        25,000    25,000
Univ. of California Regents CP                    3.30%  3/7/2000         5,479     5,479
Univ. of California Regents CP                    3.30%  3/8/2000        12,000    12,000
Univ. of California Regents CP                    3.55%  3/8/2000         4,100     4,100
Ventura CA CP                                     3.65% 12/2/1999 LOC    12,000    12,000
Ventura County CA TRAN                            4.00%  7/6/2000        25,000    25,116
Wateruse Financial Auth. of California VRDO       3.60% 12/8/1999 (4)    86,000    86,000
West Basin CA Muni. Water Dist. Rev. COP VRDO
(Phase II Recycled Water Project)                 3.45% 12/8/1999 LOC     2,800     2,800
Outside California
Puerto Rico Aqueduct & Sewer Auth. Rev. TOB VRDO  3.71% 12/2/1999 (ETM) +13,640    13,640
Puerto Rico GO                                    7.70%  7/1/2000 (Prere.)6,750     7,050
Puerto Rico Govt. Dev. Bank CP                    3.40% 12/6/1999         7,500     7,500
Puerto Rico Govt. Dev. Bank CP                    3.60%12/15/1999         7,000     7,000
Puerto Rico Govt. Dev. Bank VRDO                  3.60% 12/8/1999 (1)     3,310     3,310
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO 3.71% 12/2/1999 (2) +  17,005    17,005
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO 3.71% 12/2/1999 (1) +  12,735    12,735
Puerto Rico Highway & Transp. Auth. Rev. VRDO     3.65% 12/8/1999 (2)     4,000     4,000
Puerto Rico Public Buildings Auth. Govt. Fac.
 Rev. TOB VRDO                                    3.71% 12/2/1999(2) +    4,000     4,000
-----------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $2,258,858)                                                             2,258,858
-----------------------------------------------------------------------------------------

                                       19

--------------------------------------------------------------------------------
                                                                         MARKET
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                                  VALUE*
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
--------------------------------------------------------------------------------
Other Assets--Note B                                               $     33,765
Liabilities                                                              (6,372)
                                                                  --------------
                                                                         27,393
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 2,286,180,115 outstanding $.001 par value shares of
 beneficial interest (unlimited authorization)                       $2,286,251
================================================================================
NET ASSET VALUE PER SHARE                                                 $1.00
================================================================================
*See Note A in Notes to Financial Statements.
+Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified buyers. At November 30, 1999, the aggregate value of these securities was $84,745,000, representing 3.7% of net assets. For key to abbreviations and other references, see page 33.
--------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                               AMOUNT       PER
                                                               (000)      SHARE
--------------------------------------------------------------------------------
Paid in Capital                                            $2,286,322     $1.00
Undistributed Net Investment Income                                --        --
Accumulated Net Realized Losses                                   (71)       --
Unrealized Appreciation                                            --        --
--------------------------------------------------------------------------------
NET ASSETS                                                 $2,286,251     $1.00
================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
CALIFORNIA INSURED                                                   MATURITY           AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                        COUPON          DATE             000)     (000)
--------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
--------------------------------------------------------------------------------------------------------
ISSUER INSURED (93.5%)
ABAG Finance Auth. For Non-Profit Corp. COP
(Children's Hospital Medical Center)                      6.00%     12/1/2015 (2)        9,180     9,514
Alameda CA Corridor Transp. Auth. Rev.                   5.125%     10/1/2016 (2)        5,000     4,727
Alameda CA Corridor Transp. Auth. Rev.                   5.125%     10/1/2017 (1)        6,565     6,124
Alameda CA Corridor Transp. Auth. Rev.                   5.125%     10/1/2018 (1)        6,575     6,084
Alameda County CA COP (Medical Center Project)            5.25%      6/1/2008 (1)        1,965     2,019
Alameda County CA COP (Medical Center Project)            5.25%      6/1/2009 (1)        2,910     2,976
Alameda County CA COP (Medical Center Project)            5.25%      6/1/2010 (1)        3,065     3,104
Alameda County CA COP (Medical Center Project)            5.25%      6/1/2011 (1)        1,615     1,624
Alameda County CA COP (Medical Center Project)            5.25%      6/1/2012 (1)        1,595     1,591
Alameda County CA COP (Medical Center Project)            5.25%      6/1/2013 (1)        1,785     1,761
Alameda County CA COP (Medical Center Project)           5.375%      6/1/2014 (1)        1,880     1,858
Alameda County CA COP (Medical Center Project)           5.375%      6/1/2015 (1)        3,960     3,872
Anaheim CA Convention Center Finance COP                  0.00%      8/1/2004 (1)        3,120     2,521
Anaheim CA Public Finance Auth. Rev.                      6.00%      9/1/2008 (4)        2,000     2,174
Antioch CA Public Financing Auth. Reassessment
 Rev.                                                     5.00%      9/2/2013 (2)       12,445    11,988
California GO                                             5.75%     12/1/2009 (2)       13,265    14,192
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                5.50%      7/1/2008 (1)        3,290     3,427
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                5.50%      7/1/2009 (1)        3,580     3,715
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                5.50%      7/1/2010 (1)        3,060     3,142
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                5.50%      7/1/2011 (1)        3,950     4,032
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                5.50%      7/1/2012 (1)        3,635     3,683
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                5.75%      7/1/2010 (1)        7,000     7,347
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                               5.875%      7/1/2009 (2)        5,000     5,273
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                7.00%      7/1/2005 (2)        3,410     3,795
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                7.00%      7/1/2006 (2)        3,395     3,816
California Health Fac. Finance Auth. Rev.
(Children's Hosp.)                                        6.00%      7/1/2001 (1)        1,600     1,645
California Health Fac. Finance Auth. Rev.
 (Children's Hosp.)                                       6.00%      7/1/2002 (1)        1,280     1,333
California Health Fac. Finance Auth. Rev.
(Children's Hosp.)                                        6.00%      7/1/2004 (1)        1,645     1,746
California Health Fac. Finance Auth. Rev.
 (Children's Hosp.)                                       6.00%      7/1/2006 (1)        1,000     1,072
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)                                       5.25%      6/1/2009 (4)        6,290     6,408
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)                                       5.25%     10/1/2009 (2)       10,525    10,727
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)                                       5.25%      6/1/2010 (4)        5,310     5,357
California Health Fac. Finance Auth. Rev.
 (Kaiser Permanente)                                      5.25%      6/1/2011 (4)        7,250     7,262
California Health Fac. Finance Auth. Rev.
 (Mills Peninsula Health)                                 6.00%     1/15/2000 (6)        1,080     1,083
California Health Fac. Finance Auth. Rev.
(Pomona Valley Hosp.)                                     5.50%      7/1/2002 (1)        2,500     2,574
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                    5.50%      7/1/2003 (1)        3,010     3,120
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                    5.50%      7/1/2010 (1)        3,570     3,666
California Health Fac. Finance Auth. Rev.
(Pomona Valley Hosp.)                                     5.75%      7/1/2005 (1)        3,335     3,522
California Health Fac. Finance Auth. Rev.
 (Pomona Valley Hosp.)                                    5.75%      7/1/2006 (1)        3,415     3,616
California Health Fac. Finance Auth. Rev.
(Presbyterian Hosp.)                                      5.25%      5/1/2001 (1)        1,500     1,523
California Health Fac. Finance Auth. Rev.
 (Presbyterian Hosp.)                                     5.25%      5/1/2002 (1)        1,000     1,022
California Health Fac. Finance Auth. Rev.
(Presbyterian Hosp.)                                      5.25%      5/1/2003 (1)        1,000     1,027
California Health Fac. Finance Auth. Rev.
(Presbyterian Hosp.)                                      5.50%      5/1/2004 (1)        1,855     1,929
California Health Fac. Finance Auth. Rev.
(Presbyterian Hosp.)                                      5.50%      5/1/2005 (1)        1,500     1,564
California Health Fac. Finance Auth. Rev.
 (Scripps Memorial Hosp.)                                 6.25%     10/1/2013 (1)        3,000     3,139
California Health Fac. Finance Auth. Rev.
(Sisters of Providence)                                   6.00%     10/1/2009 (2)        4,490     4,831
California Health Fac. Finance Auth. Rev.
 (Summit Medical Center)                                  5.25%      5/1/2009 (4)        3,500     3,559
California Health Fac. Finance Auth. Rev.
(Summit Medical Center)                                   5.25%      5/1/2011 (4)        1,700     1,702
California Health Fac. Finance Auth. Rev.
(Sutter Health)                                           5.50%     8/15/2012 (4)        3,000     3,040

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
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                                                                                          FACE    MARKET
CALIFORNIA INSURED                                                   MATURITY           AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                        COUPON          DATE            (000)     (000)
--------------------------------------------------------------------------------------------------------
California Health Fac. Finance Auth. Rev.
(UCSF Stanford Health Care)                               5.00%    11/15/2009 (2)        2,500     2,500
California Health Fac. Finance Auth. Rev.
(UCSF Stanford Health Care)                               5.00%    11/15/2010 (2)        1,000       988
California Housing Finance Agency Home
 Mortgage Rev.                                            0.00%      8/1/2027 (1)       10,000     2,089
California Public Works Board
(Dept. of Corrections)                                    5.50%      1/1/2010 (2)       10,000    10,315
California Public Works Board
(Dept. of Corrections)                                    5.50%      1/1/2014 (2)        5,975     6,009
California Public Works Board                             6.40%      1/1/2004 (1)(Prere.)5,000     5,514
(Dept. of Corrections)
California Public Works Board                             6.60%     12/1/2002 (2)(Prere.)3,500     3,794
(Dept. of Corrections)
California Public Works Board (Secretary of State)        6.50%     12/1/2008 (2)        5,000     5,612
California Public Works Board (Univ. of California)       5.50%      9/1/2008 (2)        5,185     5,453
California Public Works Board (Univ. of California)       5.50%      9/1/2009 (2)        4,015     4,209
California Public Works Board                             6.25%     12/1/2002 (2)(Prere.)1,000     1,074
 (Univ. of California)
California Statewide Communities Dev. Auth. COP
(Children's Hosp. of Los Angeles)                         6.00%      6/1/2009 (1)        3,615     3,883
California Statewide Communities Dev. Auth. COP
(Children's Hosp. of Los Angeles)                         6.00%      6/1/2011 (1)        2,365     2,536
California Statewide Communities Dev. Auth. TRAN          4.00%     7/28/2000 (4)        2,520     2,527
Capistrano CA Unified Public Schools GO                   6.00%      9/1/2004 (2)        2,160     2,307
Capistrano CA Unified Public Schools GO                   6.00%      9/1/2005 (2)        2,395     2,575
Central Coast CA Water Auth. Rev.                         6.05%     10/1/2002 (2)(Prere.)1,800     1,918
Central Coast CA Water Auth. Rev.                         6.25%     10/1/2002 (2)(Prere.)2,000     2,141
Chino Basin CA Regional Financing Auth. Rev.
(Muni. Water Dist. Sewer System Project)                  6.50%      8/1/2010 (2)        3,095     3,478
Clovis CA Unified School Dist. GO                         0.00%      8/1/2004 (3)        5,000     4,058
Clovis CA Unified School Dist. GO                         0.00%      8/1/2005 (3)       16,000    12,350
Clovis CA Unified School Dist. GO                         0.00%      8/1/2006 (3)       17,000    12,454
Contra Costa CA (Merrithew Memorial Hosp.)                5.25%     11/1/2001 (1)        3,000     3,064
Contra Costa CA (Merrithew Memorial Hosp.)                5.25%     11/1/2003 (1)        3,230     3,335
Contra Costa CA (Merrithew Memorial Hosp.)                6.00%     11/1/2006 (1)        2,000     2,157
Contra Costa CA (Merrithew Memorial Hosp.)                6.00%     11/1/2007 (1)        2,000     2,161
Corona CA Community Fac. Dist. GO                         4.35%      9/1/2001 (1)        1,755     1,765
Corona CA Community Fac. Dist. GO                         4.45%      9/1/2002 (1)        1,830     1,845
Corona CA Redev. Project                                  7.50%      9/1/2004 (3)          970     1,095
Corona CA Redev. Project                                  7.50%      9/1/2005 (3)        1,040     1,186
Culver City Redev. Financing Auth.                       5.375%     11/1/2016 (4)        3,260     3,166
East Bay CA Muni. Util. Dist. Waste Water
 Treatment System Rev                                     5.00%      6/1/2014 (3)        3,850     3,704
East Bay CA Muni. Util. Dist. Waste Water
Treatment System Rev.                                    6.375%     12/1/2001 (2)(Prere.)4,000     4,249
East Whittier CA City School Dist. GO                     5.75%      8/1/2017 (3)        1,670     1,696
El Dorado County CA Public Agency Finance
Auth. Rev.                                                5.50%     2/15/2021 (3)        2,420     2,315
El Dorado County CA Public Agency Finance
Auth. Rev                                                 5.60%     2/15/2012 (3)        3,900     4,008
Elsinore Valley CA Muni. Water Dist. COP                  5.90%      7/1/2006 (3)        1,685     1,809
Foothill/Eastern CA Corridor Agency Toll Road Rev.        5.25%     1/15/2013 (1)        2,500     2,481
Foothill/Eastern CA Corridor Agency Toll Road Rev.       5.375%     1/15/2015 (1)        5,000     4,916
Fresno CA COP (City Hall Project)                        6.375%      8/1/2010 (2)       10,500    10,856
Glendale CA School Dist.                                  5.75%      9/1/2017 (3)        3,790     3,809
Imperial Irrigation Dist. California COP
(Electric System Project)                                 5.20%     11/1/2009 (2)        7,900     8,097
Intermodal Container Transfer Fac. Joint Powers
Auth. California Rev.                                     5.00%     11/1/2010 (2)        1,470     1,466
Intermodal Container Transfer Fac. Joint Powers
Auth. California Rev.                                     5.00%     11/1/2011 (2)        1,665     1,647
Intermodal Container Transfer Fac. Joint Powers
Auth. California Rev.                                    5.125%     11/1/2012 (2)        2,540     2,517
Intermodal Container Transfer Fac. Joint Powers
Auth. California Rev.                                    5.125%     11/1/2013 (2)        1,870     1,837
Irvine CA Public Fac. Rev.                                4.30%      9/2/2010 (2)        3,500     3,269
Irvine CA Public Fac. Rev.                                4.40%      9/2/2011 (2)        2,595     2,414
Irvine CA Public Fac. Rev.                                4.50%      9/2/2012 (2)        1,700     1,572
Irvine CA Public Fac. Rev.                                4.70%      9/2/2014 (2)        3,000     2,753
La Quinta CA Redev. Agency (Tax Allocation Project)       7.30%      9/1/2007 (1)        1,240     1,430
La Quinta CA Redev. Agency (Tax Allocation Project)       8.00%      9/1/2003 (1)        1,325     1,484
Long Beach CA Finance Auth. Lease Rev.
(Rainbow Harbor Refinancing Project)                      5.25%      5/1/2014 (2)        2,035     2,001

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
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                                                                                          FACE    MARKET
                                                                     MATURITY           AMOUNT    VALUE*
                                                         COUPON          DATE            (000)     (000)
--------------------------------------------------------------------------------------------------------
Long Beach CA Financing Auth. Rev.                        6.00%     11/1/2007 (2)        3,070     3,335
Long Beach CA Financing Auth. Rev.                        6.00%     11/1/2009 (2)        3,735     4,064
Long Beach CA Financing Auth. Rev.                        6.00%     11/1/2010 (2)        3,860     4,185
Long Beach CA Harbor Dept. Rev.                           6.00%     5/15/2009 (3)        2,770     2,951
Long Beach CA Harbor Dept. Rev.                           8.00%     5/15/2004 (1)        3,305     3,739
Los Angeles CA Dept. of Water & Power
 Waterworks Rev.                                          5.00%    10/15/2015 (1)       10,000     9,454
Los Angeles CA Dept. of Water & Power
 Waterworks Rev.                                         5.125%    10/15/2013 (1)        3,500     3,440
Los Angeles CA Transp. Comm. Sales Tax Rev.               6.25%      7/1/2002 (1)(Prere.)1,500     1,601
Los Angeles CA Unified School Dist. GO                    5.25%      7/1/2010 (1)        5,665     5,780
Los Angeles CA Unified School Dist. GO                    5.25%      7/1/2011 (1)        5,175     5,242
Los Angeles CA Unified School Dist. GO                   5.375%      7/1/2014 (3)        7,000     6,982
Los Angeles CA Unified School Dist. GO                   5.375%      7/1/2015 (3)        3,000     2,961
Los Angeles CA Unified School Dist. GO                   5.375%      7/1/2016 (3)        4,000     3,903
Los Angeles CA Unified School Dist. GO                   5.625%      7/1/2014 (1)        5,000     5,094
Los Angeles CA Unified School Dist. GO                   5.625%      7/1/2015 (1)        5,000     5,049
Los Angeles CA Unified School Dist. GO                   5.625%      7/1/2016 (1)        6,615     6,628
Los Angeles CA Waste Water Rev.                           5.75%      6/1/2011 (1)        7,960     8,260
Los Angeles CA Waste Water Rev.                           6.50%      6/1/2004 (1)(Prere.)1,695     1,865
Los Angeles CA Waste Water Rev.                           8.70%     11/1/2002 (3)        2,535     2,839
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.00%      7/1/2013 (4)        5,000     4,861
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.25%      7/1/2008 (4)        6,155     6,365
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.25%      7/1/2010 (4)        7,070     7,214
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.25%      7/1/2014 (1)         7,00     6,881
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.                                            5.40%      7/1/2009 (2)        1,725     1,781
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.50%      7/1/2017 (2)        1,500     1,469
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.75%      7/1/2008 (4)        2,445     2,614
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           6.00%      7/1/2006 (4)        1,630     1,760
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           6.00%      7/1/2007 (4)        2,450     2,654
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           9.00%      7/1/2005 (1)        4,015     4,879
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           9.00%      7/1/2006 (1)        4,380     5,439
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           9.00%      7/1/2007 (1)        4,770     6,034
Los Angeles County CA Public Works Finance
 Auth. Rev.                                               4.10%       3/1/2000(4)        5,000    5,006
Los Angeles County CA Public Works Finance
 Auth. Rev.                                              5.125%       9/1/2008(1)        4,605     4,717
Los Angeles County CA Public Works Finance
Auth. Rev.                                                5.25%      9/1/2012 (1)        6,345     6,362
Los Angeles County CA Schools COP                         0.00%      8/1/2009 (2)        1,890     1,159
Los Angeles County CA Schools COP                         0.00%      8/1/2011 (2)        1,945     1,047
Los Angeles County CA Schools COP                         0.00%      8/1/2013 (2)        2,010       947
MSR California Public Power Agency
 (San Juan Project)                                      5.375%      7/1/2013 (1)        2,500     2,508
MSR California Public Power Agency
(San Juan Project)                                       5.375%      7/1/2014 (1)        3,000     2,983
MSR California Public Power Agency
(San Juan Project)                                        5.50%      7/1/2001 (1)        6,500     6,643
MSR California Public Power Agenc
 (San Juan Project)                                       5.85%      7/1/2006 (2)        1,500     1,588
MSR California Public Power Agency VRDO
(San Juan Project)                                        3.50%     12/2/1999 (1)        4,400     4,400
Modesto CA Irrigation Dist. Finance Auth. Rev.            5.00%      9/1/2009 (2)        1,130     1,142
Modesto CA Irrigation Dist. Finance Auth. Rev.            5.00%      9/1/2010 (2)        2,000     2,000
Modesto CA Irrigation Dist. Finance Auth. Rev.            5.00%      9/1/2011 (2)        1,790     1,774
Modesto CA Irrigation Dist. Finance Auth. Rev.           5.125%      9/1/2015 (2)        4,365     4,189
Mountain View CA Capital Improvement Finance Auth         6.25%      8/1/2012 (1)        5,000     5,228
North City West CA Community Dist.                        5.75%      9/1/2015 (4)        2,000     2,031
North City West CA Community Dist.                        6.00%      9/1/2005 (4)        1,510     1,624
North City West CA Community Dist.                        6.00%      9/1/2006 (4)        1,600     1,729
North City West CA Community Dist.                        6.00%      9/1/2007 (4)        1,695     1,837
Northern California Power Agency Capital Fac. Rev.        5.25%      8/1/2015 (2)        2,000     1,944
Northern California Power Agency Capital Fac. Rev.        5.25%      8/1/2016 (2)        3,000     2,881
Northern California Power Agency Project                  4.25%     8/15/2001 (2)        2,445     2,454
Northern California Power Agency Project                  5.00%     8/15/2007 (2)        3,160     3,225
Northern California Power Agency Project                  5.00%     8/15/2008 (2)        3,685     3,745
Northern California Power Agency Project                  5.00%     8/15/2009 (2)        2,870     2,898
Northern California Power Agency Project                  5.00%     8/15/2010 (2)        3,410     3,407
Oakland CA Building Auth. Lease Rev.
(Harris Building)                                         5.25%      4/1/2009 (2)        5,235     5,378
Oakland CA Redev. Agency (Central Dist. Project)          6.00%      2/1/2006 (2)        5,125     5,512
Oakland CA Redev. Agency (Central Dist. Project)          6.00%      2/1/2007 (2)        2,860     3,087
Oakland CA Redev. Agency (Central Dist. Project)          6.00%      2/1/2008 (2)        5,585     6,045
Orange County CA Airport Rev.                             5.50%      7/1/2004 (1)        3,555     3,702

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                                                                                          FACE   MARKET
CALIFORNIA INSURED                                                   MATURITY            AMOUNT   VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                        COUPON          DATE             (000)   (000)
--------------------------------------------------------------------------------------------------------
Orange County CA Airport Rev.                             5.50%      7/1/2011 (1)        3,580     3,655
Orange County CA Airport Rev.                             6.00%      7/1/2001 (1)        7,245     7,451
Orange County CA Airport Rev.                             6.00%      7/1/2005 (1)        4,020     4,292
Orange County CA Airport Rev.                             6.00%      7/1/2006 (1)        9,565    10,256
Orange County CA Local Transp. Auth. Sales Tax Rev.       5.25%     2/15/2004 (1)       10,590    10,936
Orange County CA Local Transp. Auth. Sales Tax Rev.       5.25%     2/15/2005 (1)       10,260    10,618
Orange County CA Local Transp. Auth. Sales Tax Rev.       5.70%     2/15/2011 (2)        4,000     4,199
Orange County CA Local Transp. Auth. Sales Tax Rev.       5.80%     2/15/2005 (3)        6,000     6,361
Orange County CA Local Transp. Auth. Sales Tax Rev        5.90%     2/15/2006 (3)        8,000     8,559
Orange County CA Local Transp. Auth. Sales Tax Rev.       9.50%     2/15/2003 (3)        5,765     6,638
Orange County CA Sanitation Dist. COP                     6.00%      8/1/2001 (3)(Prere.)1,500     1,574
Orange County CA Sanitation Dist. COP                     6.40%      8/1/2007 (3)        1,415     1,489
Orange County CA Sanitation Dist. VRDO                    3.40%     12/2/1999 (2 LOC       100       100
Palomar Pomerado Health System California Rev.           5.375%     11/1/2010 (1)        2,670     2,742
Palomar Pomerado Health System California Rev.           5.375%     11/1/2012 (1)        7,080     7,161
Pittsburg CA Redev. Agency Rev.                           5.50%      8/1/2007 (3)        5,750     5,948
Poway CA Redev. Agency Rev.                               7.25%    12/15/2011 (3)        7,500     7,770
Poway CA Unified School Dist. Fac. GO                     5.00%     10/1/2003 (1)        2,670     2,738
Poway CA Unified School Dist. Fac. GO                     5.00%     10/1/2006 (1)        1,775     1,819
Poway CA Unified School Dist. Fac. GO                     5.00%     10/1/2007 (1)        3,775     3,856
Poway CA Unified School Dist. Fac. GO                     5.00%     10/1/2008 (1)        4,045     4,114
Poway CA Unified School Dist. Fac. GO                     5.00%     10/1/2009 (1)        2,435     2,461
Rancho CA Water Dist. Finance Auth. Rev.                 5.875%     11/1/2010 (3)        3,000     3,172
Rancho CA Water Dist. Finance Auth. Rev.                  6.25%      8/1/2012 (3)        1,950     2,039
Rancho CA Water Dist. Finance Auth. Rev.                  6.50%     11/1/2001 (3)        1,590     1,661
Rancho Cucamonga CA Redev. Auth. Rev.                     5.00%      9/1/2011 (1)        3,165     3,132
Riverside CA Electric Rev.                                5.00%     10/1/2005 (2)        2,575     2,644
Riverside CA Electric Rev.                               5.375%     10/1/2009 (2)        4,115     4,279
Riverside County CA Public Finance Auth. Rev.             5.25%      9/1/2003 (1)        2,210     2,284
Roseville CA Water Utility Rev. COP                       5.20%     12/1/2015 (3)        5,000     4,826
Sacramento CA Cogeneration Project Rev.                   5.25%      7/1/2011 (1)        4,730     4,787
Sacramento CA Cogeneration Project Rev.                   5.25%      7/1/2015 (1)        5,755     5,594
Sacramento CA Muni. Util. Dist. Rev.                      5.75%      1/1/2010 (1)        5,000     5,194
Sacramento CA Muni. Util. Dist. Rev.                      6.20%     8/15/2005 (1)        2,000     2,125
Sacramento CA Muni. Util. Dist. Rev.                      6.25%     8/15/2007 (1)        8,000     8,509
Sacramento CA Redev. Agency
 (Merged Downtown Project)                                5.25%     11/1/2010 (4)        3,895     3,969
Sacramento CA Redev. Agency
(Merged Downtown Project)                                 6.75%     11/1/2005 (1)        1,000     1,044
Sacramento CA Redev. Agency
(Tax Allocation Project)                                  6.50%     11/1/2000 (1)(Prere.)1,775     1,853
Sacramento CA Redev. Agency
(Tax Allocation Project)                                  6.50%     11/1/2013 (1)          225       234
Sacramento County CA Public Fac. Finance Corp. COP
(Main Detention Fac. Project)                             5.50%      6/1/2010 (1)        5,500     5,727
San Bernardino County CA COP
(Medical Center Financing Project)                        4.30%      8/1/2000 (1)        6,000     6,023
San Bernardino County CA COP
(Medical Center Financing Project)                        4.40%      8/1/2001 (1)        9,500     9,551
San Bernardino County CA COP
 (Medical Center Financing Project)                       4.50%      8/1/2002 (1)        7,000     7,054
San Bernardino County CA COP
(Medical Center Financing Project)                        5.00%      8/1/2003 (1)        2,500     2,555
San Bernardino County CA COP
(Medical Center Financing Project)                        5.50%      8/1/2006 (1)        8,500     8,910
San Bernardino County CA COP
(Medical Center Financing Project)                        5.50%      8/1/2007 (1)        6,000     6,282
San Diego CA Financing Auth. Lease Rev.
(Convention Center Expansion)                             5.25%      4/1/2011 (2)        5,150     5,213
San Diego CA Financing Auth. Lease Rev.
(Convention Center Expansion)                             5.25%      4/1/2012 (2)        3,000     3,012
San Diego CA Public Fac. Financing Auth.
 Sewer Rev.                                               5.00%     5/15/2008 (3)        1,000     1,017
San Diego CA Public Fac. Financing Auth.
 Sewer Rev.                                               5.00%     5/15/2009 (3)        1,240     1,253
San Diego CA Public Fac. Financing Auth.
Sewer Rev.                                                5.00%     5/15/2016 (3)        3,250     3,029
San Diego CA Public Fac. Financing Auth.
 Sewer Rev.                                               5.10%     5/15/2010 (3)        2,770     2,791
San Diego CA Public Fac. Financing Auth.
 Sewer Rev.                                              5.125%     5/15/2012 (3)        3,330     3,307
San Diego CA Public Fac. Financing Auth.
 Sewer Rev.                                              5.125%     5/15/2012 (3)        3,040     3,019
San Diego CA Unified School Dist. COP                    5.375%      7/1/2002 (1)       10,835    11,138
San Diego CA Unified School Dist. COP                    5.375%      7/1/2003 (1)       10,435    10,790
San Diego CA Unified School Dist. GO                      0.00%      7/1/2009 (3)        6,270     3,873
San Diego CA Unified School Dist. GO                      0.00%      7/1/2014 (3)        3,400     1,508
San Diego CA Water Util. Rev.                             5.25%      8/1/2009 (3)        2,000     2,059
San Diego CA Water Util. Rev.                            5.375%      8/1/2010 (3)        6,000     6,184

                                       24
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                                                                                          FACE    MARKET
                                                                     MATURITY           AMOUNT    VALUE*
                                                         COUPON          DATE            (000)    (000)
--------------------------------------------------------------------------------------------------------
San Diego CA Water Util. Rev.                            5.375%      8/1/2012 (3)        2,000     2,030
San Diego CA Water Util. Rev.                            5.375%      8/1/2014 (3)        3,000     2,992
San Diego County CA COP                                   5.25%      5/1/2011 (2)        3,395     3,433
San Diego County CA Regional Transp. Comm.                6.00%      4/1/2004 (2)        3,000     3,190
San Diego County CA Regional Transp. Comm.                6.00%      4/1/2007 (2)        3,000     3,243
San Diego County CA Regional Transp. Comm.                6.25%      4/1/2002 (3)        5,000     5,229
San Francisco CA Bay Area Rapid Transit Rev.              5.55%      7/1/2009 (3)        4,920     5,109
San Fransisco CA City & County Airport Rev.               5.25%      5/1/2010 (1)        3,110     3,137
San Francisco CA City & County Airport Rev.               5.25%      5/1/2011 (3)        4,150     4,136
San Francisco CA City & County Airport Rev.               5.25%      5/1/2012 (3)        4,380     4,325
San Francisco CA City & County Airport Rev.               5.25%      5/1/2012 (4)        2,250     2,261
San Fransisco CA City & County Airport Rev.               5.50%      5/1/2009 (1)        2,945     3,054
San Francisco CA City & County Airport Rev.               5.50%      5/1/2009 (4)        5,025     5,233
San Francisco CA City & County Airport Rev.               5.50%      5/1/2010 (3)        2,880     2,968
San Francisco CA City & County Airport Rev.               5.50%      5/1/2010 (4)        5,300     5,475
San Francisco CA City & County Airport Rev.               5.50%      5/1/2011 (3)        3,080     3,159
San Francisco CA City & County Airport Rev.               5.50%      5/1/2011 (4)        2,135     2,207
San Fransisco CA City & County Airport Rev.               6.00%      5/1/2007 (1)        2,645     2,838
San Francisco CA City & County Airport Rev.               6.20%      5/1/2002 (2)  (Prere.)645       686
San Francisco CA City & County Airport Rev.               6.20%      5/1/2007 (2)          970     1,026
San Fransisco CA City & County Airport Rev.               6.25%      5/1/2008 (1)        2,190     2,389
San Francisco CA City & County Airport Rev.               6.30%      5/1/2002 (2)  (Prere.)435       463
San Francisco CA City & County Airport Rev.               6.30%      5/1/2011 (2)          650       688
San Francisco CA City & County Airport Rev.               6.40%      5/1/2003 (1)  (Prere.)470       509
San Francisco CA City & County Airport Rev.               6.40%      5/1/2005 (1)        2,330     2,505
San Francisco CA City & County Airport Rev.               6.50%      5/1/2002 (2)  (Prere.)865       926
San Francisco CA City & County Airport Rev.               6.50%      5/1/2013 (2)        1,295     1,373
San Francisco CA City & County Airport Rev.               6.60%      5/1/2003 (1)  (Prere.)170       185
San Francisco CA City & County Airport Rev.               6.60%      5/1/2007 (1)          830       898
San Francisco CA City & County Sewer Rev.                 6.00%     10/1/2011 (2)        2,000     2,109
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.                                            0.00%     1/15/2003 (1)        6,000     5,221
San Joaquin Hills CA Transp. Corridor Agency
Toll Road Rev.                                            0.00%     1/15/2006 (1)       14,745    11,021
San Joaquin Hills CA Transp. Corridor Agency
 Toll Road Rev.                                           0.00%     1/15/2011 (1)        7,140     3,964
San Jose CA Redev. Agency
 (Merged Area Redev. Project)                            5.375%      8/1/2000 (1)        2,045     2,068
San Jose CA Redev. Agency
(Merged Area Redev. Project)                             5.375%      8/1/2001 (1)        2,165     2,211
San Jose CA Redev. Agency
(Merged Area Redev. Project)                             5.375%      8/1/2002 (1)        2,270     2,338
San Jose CA Redev. Agency
(Tax Allocation Project)                                  6.00%      8/1/2006 (1)        1,000     1,080
San Mateo CA Transp. Dist. Sales Tax Rev.                 5.25%      6/1/2013 (4)        3,615     3,598
San Mateo CA Transp. Dist. Sales Tax Rev.                 5.25%      6/1/2014 (4)        4,275     4,211
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2006 (3)        3,750     2,744
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2007 (3)        4,950     3,429
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2008 (3)        6,050     3,962
Santa Anna CA Finance Auth. Rev.                         5.375%      9/1/2009 (1)        3,040     3,155
Santa Anna CA Finance Auth. Rev.                         5.375%      9/1/2010 (1)        1,600     1,647
Santa Barbara CA Redev. Agency
(Tax Allocation Central City Project)                     5.50%      3/1/2000 (2)        2,075     2,085
Santa Barbara CA Redev. Agency
(Tax Allocation Central City Project)                     5.50%      3/1/2001 (2)        2,215     2,256
Santa Clara County CA Financing Auth. Lease Rev.          5.50%     5/15/2011 (2)+       4,535     4,605
Santa Clara County CA Financing Auth. Lease Rev.          5.50%     5/15/2012 (2)+       4,785     4,818
Santa Margarita/Dana Point CA Auth. Rev.                  5.50%      8/1/2008 (2)        3,345     3,517
Santa Margarita/Dana Point CA Auth. Rev.                  5.50%      8/1/2009 (2)        3,860     4,045
Santa Margarita/Dana Point CA Auth. Rev.                  5.50%      8/1/2010 (2)        2,245     2,328
Santa Margarita/Dana Point CA Auth. Rev.                  7.25%      8/1/2006 (1)        3,315     3,803
Santa Margarita/Dana Point CA Auth. Rev.                  7.25%      8/1/2010 (1)        2,180     2,578
Santa Margarita/Dana Point CA Auth. Rev.                  7.25%      8/1/2011 (1)        1,640     1,949
Santa Rosa CA Waste Water Service Fac. Dist.              6.20%      7/2/2009 (2)        2,450     2,591
South Orange County CA Public Finance Auth.               5.25%     8/15/2013 (2)        2,290     2,272
South Orange County CA Public Finance Auth.              5.375%     8/15/2012 (4)        5,605     5,675
South Orange County CA Public Finance Auth.              5.375%     8/15/2013 (4)        5,910     5,931
South Orange County CA Public Finance Auth.               7.00%      9/1/2005 (1)        3,440     3,858
South Orange County CA Public Finance Auth.               7.00%      9/1/2007 (1)        1,000     1,143
South Orange County CA Public Finance Auth.               7.00%      9/1/2008 (1)        5,610     6,457

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

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                                                                                          FACE   MARKET
CALIFORNIA INSURED                                                   MATURITY           AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                        COUPON          DATE            (000)     (000)
---------------------------------------------------------------------------------------------------------
South Orange County CA Public Finance Auth.               7.00%      9/1/2009 (1)        5,000     5,789
South Orange County CA Public Finance Auth.               7.00%      9/1/2010 (1)        3,300     3,826
South Orange County CA Public Finance Auth.               9.50%     8/15/2004 (1)        4,395     5,318
Southern California Rapid Transit Dist.                   5.80%      9/1/2006 (2)        4,000     4,283
Southern California Rapid Transit Dist.                   5.90%      9/1/2007 (2)        3,155     3,404
Southern California Rapid Transit Dist.                   6.00%      9/1/2008 (2)        2,650     2,802
Sweetwater CA Water Rev.                                  7.00%      4/1/2010 (2)        1,950     1,993
Tri-City CA Hosp. Dist. Rev.                              5.50%     2/15/2008 (1)        3,805     3,957
Tri-City CA Hosp. Dist. Rev.                              5.50%     2/15/2009 (1)        2,665     2,754
Tri-City CA Hosp. Dist. Rev.                             5.625%     2/15/2011 (1)        2,970     3,049
Tri-City CA Hosp. Dist. Rev.                             5.625%     2/15/2012 (1)        1,880     1,918
Tulare County CA COP                                      5.00%     8/15/2009 (1)        3,880     3,915
Tulare County CA COP                                      5.70%    11/15/2003 (1)        1,000     1,051
Tulare County CA COP                                      5.80%    11/15/2004 (1)        1,000     1,062
Turlock Irrigation Dist. Rev.                             5.00%      1/1/2015 (1)        2,555     2,420
Tustin CA Unified School Dist. Special Tax                5.00%      9/1/2011 (4)        2,070     2,048
Tustin CA Unified School Dist. Special Tax                5.00%      9/1/2013 (4)        2,540     2,464
Tustin CA Unified School Dist. Special Tax                5.00%      9/1/2015 (4)        3,080     2,906
Univ. of California Research Fac. Rev.                    5.00%      9/1/2008 (4)        4,290     4,363
Univ. of California Research Fac. Rev.                    5.00%      9/1/2009 (4)        4,510     4,554
Univ. of California Research Fac. Rev.                    5.00%      9/1/2010 (4)        4,730     4,730
Univ. of California Rev. (Medical Center)                5.625%      7/1/2010 (2)        6,660     6,882
Univ. of California Rev. (Multiple Purpose Project)       6.00%      9/1/2002 (1)(Prere.)1,500     1,595
Univ. of California Rev. (Multiple Purpose Project)      10.00%      9/1/2002 (2)        1,000     1,147
Univ. of California Rev. (Multiple Purpose Project)      10.00%      9/1/2002 (1)        2,950     3,385
Univ. of California Rev. (Multiple Purpose Project)      10.00%      9/1/2003 (2)        2,000     2,386
Univ. of California Rev. (Multiple Purpose Project)      12.00%      9/1/2003 (2)        2,000     2,519
Visalia CA Waste Water System Rev.                        6.00%     12/1/2007 (1)        1,000     1,087
West Basin CA Water Dist. Rev.                            6.80%      8/1/2000 (2)(Prere.)2,000     2,079
Whittier CA Insured Health Fac. Rev.(Presbyterian Hosp.)  6.00%      6/1/2000 (1)        1,895     1,916
Whittier CA Insured Health Fac. Rev.(Presbyterian Hosp.)  6.00%      6/1/2003 (1)        3,380     3,554
Whittier CA Insured Health Fac. Rev.(Presbyterian Hosp.)  6.00%      6/1/2004 (1)        3,580     3,797
Whittier CA Insured Health Fac. Rev.(Presbyterian Hosp.)  6.00%      6/1/2005 (1)        3,675     3,921
OUTSIDE CALIFORNIA:
Guam Govt.Ltd. Obligation Infrastructure Improvement Rev. 4.75%     11/1/2000 (2)        2,020     2,035
Guam Govt.Ltd. Obligation Infrastructure Improvement Rev. 5.00%     11/1/2001 (2)        2,410     2,445
Guam Govt.Ltd. Obligation Infrastructure Improvement Rev. 5.25%     11/1/2003 (2)        1,635     1,681
Puerto Rico Aqueduct & Sewer Auth. Rev.                   6.00%      7/1/2009 (1)        5,250     5,662
Puerto Rico Electric Power Auth. Rev.                     6.00%      7/1/2012 (1)        6,680     7,169
Puerto Rico Electric Power Auth. Rev.                     6.50%      7/1/2005 (1)       20,525    22,415
Puerto Rico GO                                            6.50%      7/1/2011 (1)        2,500     2,806
Puerto Rico Govt. Dev. Bank VRDO                          3.60%     12/8/1999 (1)          700       700
Puerto Rico Public Buildings Auth. Public Educ. &
Health Fac. Rev.                                          5.75%      7/1/2010 (2)        5,000     5,297
Puerto Rico Public Improvement GO                         5.75%      7/1/2008 (1)        6,985     7,407
--------------------------------------------------------------------------------------------------------
                                                                                               1,248,517
--------------------------------------------------------------------------------------------------------
SECONDARY MARKET INSURED (2.8%)
Cailfornia GO                                             6.50%      9/1/2006 (2)        3,000     3,327
Long Beach CA Harbor Rev.                                 8.50%     5/15/2003 (1)        6,235     7,004
Los Angeles County CA Public Works
 Finance Auth. Rev.                                       5.00%     10/1/2016 (1)       10,000     9,309
Sacramento CA Cogeneration Project Auth. Rev.             5.25%      7/1/2014 (1)        5,500     5,412
Santa Monica CA Malibu Unified School Dist. Rev.          5.25%      8/1/2011 (3)        3,695     3,756
OUTSIDE CALIFORNIA:
Puerto Rico GO                                            5.00%      7/1/2005 (1)        5,630     5,742
Puerto Rico Public Improvement GO                         5.50%      7/1/2009 (1)        2,500     2,602
--------------------------------------------------------------------------------------------------------
                                                                                                  37,152
--------------------------------------------------------------------------------------------------------
NONINSURED (3.0%)
California Dept. of Water Resources
 (Central Valley Project)                                5.125%     12/1/2013            2,000     1,966
California Dept. of Water Resources
 (Central Valley Project)                                5.125%     12/1/2015            1,410     1,353
California Dept. of Water Resources
 (Central Valley Project)                                5.125%     12/1/2016            1,000       945
California Educ. Fac. Auth. Rev.
(Univ. of Southern California Project)                    5.60%     10/1/2009            2,680     2,833
California PCR Financing Auth. VRDO
(Pacific Gas & Electric Co.)                              3.50%     12/2/1999 LOC          900       900
Chula Vista CA Industrial Rev. VRDO                       3.55%     12/2/1999              600       600

                                       26
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
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                                                                                          FACE    MARKET
                                                                     MATURITY          AMOUNT     VALUE*
                                                         COUPON          DATE             (000)    (000)
-------------------------------------------------------------------------------------------------------
Irvine CA Ranch Water Dist. VRDO
(Consolidated Bonds Refunding)                            3.40%     12/2/1999              300       300
Los Angeles CA Harbor Dept. Rev.                          5.25%     11/1/2008            4,195     4,267
Los Angeles CA Harbor Dept. Rev.                          5.50%      8/1/2007            3,000     3,110
Los Angeles CA Harbor Dept. Rev.                          5.90%      8/1/2011            7,385     7,674
Los Angeles County CA School Pooled
Financing Program TRAN                                    4.00%     9/29/2000            5,000     5,013
San Diego CA Unified School Dist. COP                     5.25%      7/1/2001           11,265    11,470
--------------------------------------------------------------------------------------------------------
                                                                                                  40,431
                                                                                               ---------
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,337,080)                                                                            1,326,100
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
--------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                              26,268
Liabilities                                                                                      (16,597)
                                                                                               ---------
                                                                                                   9,671
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------
Applicable to 127,242,105 outstanding $.001 par value shares
 of beneficial interest (unlimited authorization)                                             $1,335,771
========================================================================================================
NET ASSET VALUE PER SHARE                                                                         $10.50
========================================================================================================
*See Note A in Notes to Financial Statements.
+Security  purchased on a when-issued  or delayed  delivery  basis for which the fund has not taken  delivery as of November 30, 1999.  For key to  abbreviations and other references, see page 33.
--------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
                                                                                        AMOUNT       PER
                                                                                         (000)     SHARE
--------------------------------------------------------------------------------------------------------
Paid in Capital                                                                     $1,347,832    $10.59
Undistributed Net Investment Income                                                         --        --
Accumulated Net Realized Losses--Note E                                                (1,081)     (.01)
Unrealized Depreciation--Note F                                                       (10,980)     (.08)
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $1,335,771   $10.50
========================================================================================================

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                                                                                          FACE    MARKET
CALIFORNIA INSURED                                                   MATURITY           AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                        COUPON          DATE            (000)     (000)
--------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.8%)
--------------------------------------------------------------------------------------------------------
ISSUER INSURED (91.6%)
ABAG Finance Auth. For Non-Profit Corp. COP
(Children's Hosp. Medical Center)                         6.00%     12/1/2029 (2)        5,750     5,760
Alameda CA Corridor Transp. Auth. Rev.                   5.125%     10/1/2016 (2)        7,165     6,774
Anaheim CA Convention Center Finance COP                  0.00%      8/1/2005 (1)        1,250       959
Anaheim CA Convention Center Finance COP                  0.00%      8/1/2006 (1)        3,125     2,274
Anaheim CA Convention Center Finance COP                  5.50%      8/1/2014 (1)        5,750     5,771
Barstow CA Redev. Agency                                  6.25%      9/1/2022 (1)        2,225     2,275
California Community College Financing Auth. TRAN         4.00%     7/28/2000 (4)       20,000    20,049
California Dept. of Transp. COP                           5.25%      3/1/2016 (1)        9,250     8,878
California Dept. of Veteran Affairs Rev.                  5.45%     12/1/2019 (2)       18,450    17,908
California Educ. Fac. Auth.
 (Point Loma Nazarene Univ.)                              5.00%     10/1/2021 (1)       11,000     9,768
California Educ. Fac. Auth. (Santa Clara Univ.)           5.25%      9/1/2015 (2)        1,325     1,290
California Educ. Fac. Auth. (Santa Clara Univ.)           5.25%      9/1/2016 (2)        1,000       964
California Educ. Fac. Auth. (Santa Clara Univ.)           5.25%      9/1/2017 (2)        1,000       955
California GO                                             5.25%     10/1/2014 (3)       15,610    15,372
California GO                                             6.00%      8/1/2019 (3)          210       212
Califronia GO                                             7.00%     11/1/2004 (3)(Prere.)1,935     2,183
California GO                                             7.00%     11/1/2013 (3)           65        72
California Health Fac. Finance Auth. Rev.
 (Adventist Health System)                                 6.75%     3/1/2011 (1)        5,000     5,230
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                 5.75%     7/1/2015 (2)        4,080     4,107
California Health Fac. Finance Auth. Rev.
(Catholic Healthcare West)                                 6.00%     7/1/2017 (1)       27,900    28,404
California Health Fac. Finance Auth. Rev.
(Kaiser Permanente)                                       5.25%     10/1/2010 (2)        9,785     9,873
California Health Fac. Finance Auth. Rev.
 (Little Company of Mary)                                 5.00%     10/1/2020 (2)       15,655    13,874
California Health Fac. Finance Auth. Rev.
(San Diego Hosp.)                                         6.20%      8/1/2020 (1)        3,820     3,869
California Health Fac. Finance Auth. Rev.
(Scripps Health)                                          5.00%     10/1/2018 (1)        7,355     6,592
California Health Fac. Finance Auth. Rev.
(Scripps Health)                                          5.00%     10/1/2022 (1)        5,760     5,068
California Health Fac. Finance Auth. Rev.
(UCSF Stanford Health Care)                               5.00%1    1/15/2018 (2)       10,000     8,960
California Health Fac. Finance Auth. Rev. VRDO
(Catholic Healthcare West)                                3.50%     12/8/1999 (1)        1,000     1,000
California Health Fac. Finance Auth. Rev. VRDO
(Catholic Healthcare West)                                3.80%     12/8/1999 (1)        6,000     6,000
California Housing Finance Agency Home Mortgage Rev.
                                                          0.00%      8/1/2018 (2)        8,825     2,829
California Housing Finance Agency Multifamily
Housing Rev.                                             8.625%      8/1/2015 (1)          145       147
California Public Works Board Lease Rev.
(California State Univ.)                                  5.40%     10/1/2022 (1)       14,465    13,615
California Public Works Board Lease Rev.
(Dept. of Corrections)                                    5.50%     12/1/2012 (1)        2,000     2,031
California Public Works Board Lease Rev.
(Dept. of Corrections)                                    5.50%      1/1/2017 (2)       22,285    21,825
California Public Works Board Lease Rev.
(Dept. of Corrections)                                   5.625%     11/1/2016 (1)        9,200     9,203
California Public Works Board Lease Rev.
(Dept. of Health Services)                                5.75%     11/1/2024 (1)        7,885     7,711
California Public Works Board Lease Rev.
 (Univ. of California)                                   5.375%     10/1/2017 (2)        8,250     7,969
California State Univ. Rev. & Colleges
 Housing System Rev.                                     5.625%     11/1/2024 (3)        6,920     6,647
California Statewide Community Dev. Auth. TRAN            4.00%     7/28/2000 (4)       10,000    10,026
Calleguas-Las Virgenes CA Public Finance Auth. Rev.       5.00%     11/1/2017 (4)        3,435     3,156
Calleguas-Las Virgenes CA Public Finance Auth. Rev.       5.00%     11/1/2023 (4)        3,500     3,087
Capistrano CA Unified Public Schools GO                   5.70%      9/1/2016 (2)       10,000    10,054
Central Coast CA Water Auth. Rev.                         5.00%     10/1/2022 (2)        7,500     6,641
Chino Basin CA Regional Financing Auth. Rev.
(Inland Empire Util. Agency Sewer Project)                5.75%     11/1/2019 (1)        3,325     3,313
Chino Basin CA Regional Financing Auth. Rev.
(Inland Empire Util. Agency Sewer Project)                5.75%     11/1/2022 (1)        1,000       985
Chino Basin CA Regional Financing Auth. Rev.
(Muni. Water Dist. Sewer System Project)                  6.00%      8/1/2016 (2)        5,500     5,624
Clovis CA Unified School Dist. GO                         0.00%      8/1/2007 (3)       15,000    10,410
Clovis CA Unified School Dist. GO                         0.00%      8/1/2008 (3)       14,265     9,368
Clovis CA Unified School Dist. GO                         0.00%      8/1/2009 (3)       19,725    12,224
Clovis CA Unified School Dist. GO                         0.00%      8/1/2010 (3)       21,485    12,476
Clovis CA Unified School Dist. GO                         0.00%      8/1/2011 (3)        1,625       886
Contra Costa CA COP                                       5.50%      6/1/2012 (2)        6,850     6,931
Contra Costa CA Water Dist. Rev.                          5.50%     10/1/2019 (1)        5,000     4,830

                                       28
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                                                                                          FACE    MARKET
                                                                     MATURITY           AMOUNT    VALUE*
                                                         COUPON          DATE            (000)     (000)
--------------------------------------------------------------------------------------------------------
Culver City CA Redev. Finance Auth. Rev.                  5.60%     11/1/2025 (4)        2,250     2,152
Culver City CA Wastewater Fac. Rev.                       5.70%      9/1/2029 (3)        5,000     4,867
East Bay CA Muni. Util. Dist. Waste
Water Treatment System Rev.                               6.50%      6/1/2004 (2)(Prere.)2,000     2,201
Eastern CA Muni. Water. Dist. Water & Sewer Rev.          6.75%      7/1/2012 (3)        8,500     9,731
El Dorado County CA Public Agency Finance
Auth. Rev.                                                5.50%     2/15/2016 (3)        9,000     8,904
Elsinore Valley CA Muni. Water Dist. COP                  6.00%      7/1/2012 (3)        2,210     2,380
Escondido CA Union High School Dist. GO                   0.00%     11/1/2020 (1)        3,000       850
Fresno CA Water System Rev.                               5.00%      6/1/2024 (3)        3,000     2,638
Glendale CA Hosp. Rev. (Adventist Health System)          6.00%      3/1/2014 (1)        3,000     3,077
Helix CA Water Dist. COP                                  5.00%      4/1/2019 (4)        4,250     3,835
Kern CA High School Dist. GO                              6.25%      8/1/2011 (1)        1,065     1,175
Kern CA High School Dist. GO                              6.40%      8/1/2014 (1)        1,490     1,635
Kern CA High School Dist. GO                              6.40%      8/1/2015 (1)        1,645     1,794
Kern CA High School Dist. GO                              6.40%      8/1/2016 (1)        1,815     1,972
King County CA Joint Unified High School Dist.            5.00%      8/1/2020 (1)        2,695     2,404
La Quinta CA Redev. Agency (Tax Allocation Project)       7.30%      9/1/2010 (1)        1,145     1,356
Long Beach CA Finance Auth. Lease Rev.
(Rainbow Harbor Refinancing Project)                     5.125%      5/1/2020 (2)        2,750     2,490
Long Beach CA Finance Auth. Lease Rev.
(Temple & Willow Fac.)                                    5.50%     10/1/2018 (1)        5,030     4,897
Long Beach CA Finance Auth. Rev.                          6.00%     11/1/2017 (2)        2,000     2,087
Los Angeles CA Dept. of Water & Power Rev.                5.00%    10/15/2017 (1)       11,600    10,660
Los Angeles CA Dept. of Water & Power Rev.                5.00%    10/15/2018 (1)       11,600    10,568
Los Angeles CA Unified School Dist. GO                    5.00%      7/1/2021 (3)       12,000    10,664
Los Angeles CA Unified School Dist. GO                    5.00%      7/1/2023 (3)        5,000     4,413
Los Angeles CA Wastewater System Rev.                     5.00%      6/1/2028 (3)       11,750    10,212
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.00%      7/1/2012 (4)        8,090     7,949
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.00%      7/1/2023 (2)       10,100     8,915
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.                                            5.25%      7/1/2011 (4)        9,570     9,702
Los Angeles County CA Metro. Transp. Auth.
Sales Tax Rev.                                            5.25%      7/1/2023 (2)       13,025    11,923
Los Angeles County CA Metro. Transp. Auth.
 Sales Tax Rev.                                           5.25%      7/1/2027 (1)        8,210     7,466
Los Angeles County CA Schools COP                         0.00%      8/1/2014 (2)        1,000       440
MSR California Public Power Agency
(San Juan Project)                                       6.125%      7/1/2013 (2)        8,000     8,665
MSR California Public Power Agency
(San Juan Project)                                        6.75%      7/1/2020 (1)       38,785    43,300
MSR California Public Power Agency VRDO
(San Juan Project)                                        3.50%     12/2/1999 (1)          400       400
Metro. Water Dist. of Southern California Rev.            5.50%      7/1/2025 (1)       17,500    16,581
Modesto CA Irrigation Dist. Finance Auth. Rev.
(Domestic Water Project)                                  5.75%      9/1/2005 (2)(Prere.)3,750     4,043
Modesto CA Irrigation Dist. Finance Auth. Rev.
 (Woodland Project)                                       6.50%     10/1/2011 (2)        8,125     9,026
Modesto CA Irrigation Dist. Finance Auth. Rev.
(Woodland Project)                                        6.50%     10/1/2022 (2)        9,750    10,465
Natomas CA Unified School Dist. GO                        5.20%      9/1/2019 (3)        5,000     4,646
North City West CA School Fac. Finance Auth.              6.00%      9/1/2019 (4)        2,000     2,011
Northern California Power Agency
(Hydro Electric Project)                                  6.00%      7/1/2009 (1)        7,530     8,157
Northern California Power Agency
(Hydro Electric Project)                                  6.30%      7/1/2018 (1)       10,000    10,717
Northern California Power Agency
(Hydro Electric Project)                                  7.50%      7/1/2021 (2)(Prere.)1,810     2,160
Oakland CA Building Auth. Lease Rev.
 (Harris Building)                                        5.00%      4/1/2023 (2)        4,000     3,533
Oakland CA Building Auth. Lease Rev.
(Harris Building)                                         5.25%      4/1/2010 (2)        5,495     5,596
Oakland CA Redev. Agency (Central Dist. Project)          5.50%      2/1/2014 (2)        5,500     5,559
Palmdale CA Elementary School Dist. Special Tax Rev.      5.70%      8/1/2018 (4)        2,000     1,988
Palmdale CA Elementary School Dist. Special Tax Rev.      5.80%      8/1/2029 (4)        6,410     6,311
Palomar Pomerado Health System California Rev.           5.375%     11/1/2011 (1)        3,865     3,940
Palomar Pomerado Health System California Rev.           5.375%     11/1/2013 (1)        6,730     6,748
Pasadena CA Unified School Dist. GO                       5.00%      7/1/2020 (3)        4,000     3,570
Pasadena CA Unified School Dist. GO                       5.00%      5/1/2023 (3)        5,155     4,552
Pittsburg CA Redev. Agency
(Los Medanos Community Dev. Project)                      0.00%      8/1/2023 (2)        8,750     2,067
Placer County CA Water Agency COP
(Capital Improvement Projects)                            5.50%      7/1/2029 (2)        4,500     4,243
Pomona CA Unified School Dist. GO                         5.60%      8/1/2014 (1)        1,585     1,612
Pomona CA Unified School Dist. GO                         5.60%      8/1/2015 (1)        2,000     2,014
Pomona CA Unified School Dist. GO                         5.60%      8/1/2016 (1)        1,000     1,000
Pomona CA Unified School Dist. GO                         7.50%      8/1/2017 (1)        2,540     3,048
Port of Oakland CA Rev.                                   5.40%     11/1/2017 (1)       16,705    16,201
Port of Oakland CA Rev.                                   5.60%     11/1/2019 (1)       22,280    21,756

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
CALIFORNIA INSURED                                                       MATURITY       AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                        COUPON              DATE        (000)     (000)
--------------------------------------------------------------------------------------------------------
Rancho CA Water Dist. Finance Auth. Rev.                 5.875%     11/1/2010 (3)     3,585     3,790
Rancho CA Water Dist. Finance Auth. Rev.                  6.25%      8/1/2012 (3)     3,000     3,137
Rancho Cucamonga CA Redev. Agency
(Rancho Redev. Project)                                   5.10%      9/1/2014 (4)     3,040     2,945
Redding CA Joint Power Finance Auth.
 Waste Water Rev.                                         5.50%     12/1/2018 (3)        5,400     5,251
Riverside CA Electric Rev.                               5.375%     10/1/2013 (2)        5,895     5,931
Riverside County CA Transp. Comm. Rev.                    5.75%      6/1/2009 (2)        3,800     4,055
Sacramento CA Finance Auth. Rev.                          5.25%      5/1/2019 (2)       21,950    20,529
Sacramento CA Finance Auth. Rev.                         5.375%     11/1/2014 (2)        9,000     8,940
Sacramento CA Finance Auth. Rev.                          5.40%     11/1/2020 (2)        9,785     9,364
Sacramento CA Muni. Util. Dist. Rev.                      6.25%     8/15/2010 (1)       33,800    37,179
Sacramento CA Muni. Util. Dist. Rev.                      6.30%     8/15/2018 (1)       14,000    14,481
Sacramento CA Redev. Agency
(Tax Allocation Project)                                  6.50%     11/1/2000 (1)(Prere.)4,850     5,063
Sacramento CA Redev. Agency
(Tax Allocation Project)                                  6.50%     11/1/2013 (1)          650       675
Sacramento CA Rev. (Cogeneration Project)                 5.00%      7/1/2017 (1)        4,760     4,373
Sacramento County CA Airport System Rev.                  5.00%      7/1/2026 (3)        3,250     2,840
Sacramento County CA Public Fac. Finance Corp. COP
(Main Detention Fac. Project)                             5.50%      6/1/2010 (1)        5,760     5,998
San Bernardino County CA COP
(Medical Center Financing Project)                        5.50%      8/1/2005 (1)(Prere)12,790    13,595
San Bernardino County CA COP
 (Medical Center Financing Project)                       6.50%      8/1/2017 (1)       17,915    19,686
San Diego CA Financing Auth. Lease Rev.
(Convention Center Expansion)                             5.25%      4/1/2014 (2)        5,680     5,590
San Diego CA Public Fac. Finance Auth. Sewer Rev.         5.25%     5/15/2027 (3)        6,450     5,875
San Diego CA Unified School Dist. COP                     5.00%      8/1/2009 (1)        4,875     4,912
San Diego CA Unified School Dist. GO                      0.00%      7/1/2015 (3)        5,370     2,219
San Diego CA Unified School Dist. GO                      0.00%      7/1/2016 (3)        4,565     1,754
San Diego CA Unified School Dist. GO                      0.00%      7/1/2018 (3)        4,500     1,500
San Diego CA Water Auth. Rev. COP                         5.25%      5/1/2015 (3)       14,290    13,907
San Diego CA Water Util. Rev.                             5.00%      8/1/2018 (3)        2,000     1,823
San Diego CA Water Util. Rev.                             5.00%      8/1/2021 (3)        4,975     4,420
San Francisco CA Bay Area Rapid Transit Rev.              6.75%      7/1/2010 (2)        6,370     7,277
San Francisco CA Bay Area Rapid Transit Rev.              6.75%      7/1/2011 (2)        7,455     8,542
San Francisco CA Building Auth. Rev.
 (Civic Center Complex)                                   5.25%     12/1/2016 (2)       22,575    21,692
San Francisco CA Building Auth. Rev.
 (Civic Center Complex)                                   5.25%     12/1/2021 (2)        9,000     8,295
San Francisco CA City & County Airport Rev.               5.00%      5/1/2023 (3)        8,500     7,333
San Francisco CA City & County Airport Rev.               5.65%      5/1/2006 (3)(Prere.)6,200     6,611
San Francisco CA City & County Airport Rev.               6.00%      5/1/2003 (1)(Prere.)1,915     2,045
San Francisco CA City & County Airport Rev.               6.00%      5/1/2010 (1)        1,640     1,718
San Francisco CA City & County Airport Rev.               6.00%      5/1/2011 (1)        1,720     1,801
San Francisco CA City & County Airport Rev.               6.00%      5/1/2020 (1)        5,325     5,361
San Francisco CA City & County Airport Rev.               6.20%      5/1/2002 (2)(Prere.)2,410     2,563
San Francisco CA City & County Airport Rev.               6.20%      5/1/2006 (2)        2,995     3,169
San Francisco CA City & County Airport Rev.               6.20%      5/1/2008 (2)          595       629
San Francisco CA City & County Airport Rev.               6.30%      5/1/2002 (2)(Prere.)2,005     2,136
San Francisco CA City & County Airport Rev.               6.30%      5/1/2011 (2)        2,995     3,169
San Francisco CA City & County Airport Rev.               6.50%      5/1/2003 (1)(Prere.)  545      591
San Francisco CA City & County Airport Rev.               6.50%      5/1/2006 (1)        2,735     2,949
San Francisco CA City & County Airport Rev.               6.60%      5/1/2003 (1)(Prere.)  410       446
San Francisco CA City & County Airport Rev.               6.60%      5/1/2007 (1)        2,080     2,249
San Francisco CA City & County Airport Rev.              6.625%      5/1/2003 (1)(Prere.)  620       675
San Francisco CA City & County Airport Rev.              6.625%      5/1/2008 (1)        3,100     3,355
San Francisco CA City & County Airport Rev.               6.70%      5/1/2003 (1)(Prere.   665       726
San Francisco CA City & County Airport Rev.               6.70%      5/1/2009 (1)        3,305     3,584
San Francisco CA City & County GO                         5.00%     6/15/2016 (3)       10,000     9,317
San Joaquin Hills CA Transp.
 Corridor Agency Toll Road Rev.                           0.00%     1/15/2021 (1)       12,385     3,452
San Joaquin Hills CA Transp.
Corridor Agency Toll Road Rev.                            5.25%     1/15/2030 (1)       10,000     9,037
San Joaquin Hills CA Transp.
 Corridor Agency Toll Road Rev.                          5.375%     1/15/2029 (1)       34,290    31,753
San Jose CA Redev. Agency                                 5.00%      8/1/2020 (1)        3,500     3,115
San Jose CA Redev. Agency                                 6.00%      8/1/2011 (1)        8,845     9,570
San Jose CA Unified School Dist. COP                      5.75%      6/1/2024 (1)        6,300     6,194
San Mateo CA Transp. Dist. Rev.                           5.25%      6/1/2015 (4)        4,525     4,403
San Mateo County CA Finance Auth. Rev.                    6.50%      7/1/2013 (1)       14,560    16,095
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2009 (3)        4,895     3,023

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
                                                                     MATURITY           AMOUNT    VALUE*
                                                         COUPON          DATE            (000)    (000)
--------------------------------------------------------------------------------------------------------
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2010 (3)        7,050     4,077
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2011 (3)        7,355     3,990
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2012 (3)        6,645     3,377
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2013 (3)        7,430     3,532
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2014 (3)        8,290     3,678
San Ramon Valley CA Unified School Dist. GO               0.00%      7/1/2015 (3)        5,605     2,317
Santa Ana CA Finance Auth. Rev.                           6.25%      7/1/2016 (1)        5,345     5,753
Santa Ana CA Finance Auth. Rev.                           6.25%      7/1/2017 (1)        2,000     2,142
Santa Clara CA Redev. Agency
 (Bayshore North Project)                                 7.00%      7/1/2010 (2)        7,000     7,900
Santa Clara CA Valley Water Dist. COP                     6.00%      2/1/2024 (3)       20,000    20,100
Santa Clara County CA Finance Auth. Rev.                  5.00%1    1/15/2017 (2)        5,500     5,053
Santa Clara County CA Finance Auth. Rev.
(Multiple Fac. Project-2000)                              5.50%     5/15/2013 (2) +      5,050     5,042
Santa Clara County CA Finance Auth. Rev.
(Multiple Fac. Project-2000)                              5.50%     5/15/2014 (2) +      5,325     5,271
Santa Clara County CA Finance Auth. Rev.
(Multiple Fac. Project-2000)                              5.50%     5/15/2015 (2) +      5,620     5,506
Santa Rosa CA Waste Water Rev.                            6.00%      9/1/2015 (3)        5,580     5,871
Santa Rosa CA Waste Water Rev.                            6.25%      9/1/2002 (3)(Prere.)7,075     7,539
Santa Rosa CA Waste Water Service Fac. Dist.              6.00%      7/2/2015 (2)        7,000     7,363
Sante Fe Springs CA Redev. Agency                        6.00%       9/1/2014 (1)        5,350     5,583
South Coast CA Air Quality Management Dist. Rev.          5.50%      8/1/2014 (1)        8,000     8,025
South Coast CA Air Quality Management Dist. Rev.          6.00%      8/1/2011 (2)        3,200     3,462
South County CA Regional Waste Water Auth. (Gilroy)       5.50%      8/1/2022 (3)        8,625     8,900
South Orange County CA Public Finance Auth. Rev.          5.25%     8/15/2018 (4)       11,100    10,432
South Orange County CA Public Finance Auth. Rev.          7.00%      9/1/2011 (1)        3,000     3,487
South Orange County CA Public Finance Auth. Rev.          9.50%     8/15/2004 (1)        3,000     3,630
Southern California Public Power Auth.
 (Transmission Project)                                   5.75%      7/1/2021 (1)        3,000     2,956
Southern California Public Power Auth. VRDO
(Southern Transmission Project)                           3.55%     12/8/1999 (4)        3,100     3,100
Three Valley CA Muni. Water Dist. COP                     5.25%     11/1/2010 (3)        4,220     4,267
Tulare County CA COP                                      5.00%     8/15/2014 (1)        5,065     4,866
Tulare County CA COP                                      5.00%     8/15/2015 (1)        6,460     6,110
Ukiah CA Electric Rev.                                    6.00%      6/1/2008 (1)        4,565     4,954
Ukiah CA Electric Rev.                                    6.25%      6/1/2018 (1)        6,000     6,396
Univ. of California Rev. (Medical Center)                 5.75%      7/1/2012 (2)       10,395    10,707
Univ. of California Rev. (Medical Center)                 5.75%      7/1/2014 (2)       12,160    12,348
Univ. of California Rev. (Medical Center)                 5.75%      7/1/2024 (2)       10,000     9,655
Univ. of California Rev. (Medical Center)                 6.00%      7/1/2026 (2)       11,000    10,956
Univ. of California Rev.(Multiple Purpose Project)        6.25%      9/1/2002 (1)(Prere)10,000    10,700
Walnut CA Public Finance Auth.                            6.00%      9/1/2015 (1)        5,000     5,101
Walnut Valley CA Unified School Dist.                     6.00%      8/1/2012 (2)        1,790     1,921
Walnut Valley CA Unified School Dist.                     6.00%      8/1/2013 (2)        1,980     2,109
Walnut Valley CA Unified School Dist.                     6.00%      8/1/2014 (2)        2,205     2,331
Walnut Valley CA Unified School Dist.                     6.00%      8/1/2015 (2)        2,470     2,590
Walnut Valley CA Unified School Dist.                     6.00%      8/1/2016 (2)        2,690     2,814
Walnut Valley CA Unified School Dist.                     6.20%      8/1/2009 (2)        1,270     1,400
West Sacramento CA Finance Auth. Rev.
(Water System Improvement Project)                        5.25%      8/1/2008 (3)        2,160     2,204
West Sacramento CA Tax Allocation (Redev. Project)        6.25%      9/1/2001 (1)(Prere.)8,250     8,704
Whittier CA Insured Health Fac. Rev.
 (Presbyterian Hosp.)                                     6.25%      6/1/2007 (1)        4,260     4,637
Whittier CA Insured Health Fac. Rev.
(Presbyterian Hosp.)                                      6.25%      6/1/2008 (1)        3,530     3,853
OUTSIDE CALIFORNIA:
Puerto Rico Govt. Dev. Bank VRDO                          3.60%     12/8/1999 (1)       13,250    13,250
                                                                                               ---------
                                                                                               1,416,361
                                                                                               ---------
SECONDARY MARKET INSURED (3.6%)
California GO                                             5.00%     10/1/2016 (3)        4,380     4,077
California GO                                             6.25%      9/1/2012 (3)        9,000     9,907
California Public Works Rev. (Dept. of Corrections)       6.50%      9/1/2017 (2)       30,000    32,974
Los Angeles County CA Public Works Financing Auth.        5.00%     10/1/2016 (1)        8,540     7,950
                                                                                               ---------
                                                                                                  54,908
                                                                                               ---------

                                       31

--------------------------------------------------------------------------------------------------------
                                                                                          FACE    MARKET
CALIFORNIA INSURED                                                   MATURITY           AMOUNT    VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                        COUPON          DATE            (000)     (000)
--------------------------------------------------------------------------------------------------------
NONINSURED (5.6%)
California Dept. of Water (Central Valley Project)        6.40%      6/1/2002 (Prere.)  20,400    21,721
California Educ. Fac. Auth. Rev.
(Univ. of Southern California Project)                    5.80%     10/1/2015            6,550     6,640
California GO                                             3.20%     12/1/2000            3,400     3,386
California Health Fac. Finance Auth. Rev. VRDO
(Adventist Health System West Sutter Health)              3.65%     12/2/1999 LOC        3,300     3,300
California PCR Finance Auth. VRDO (Exxon Project)         3.45%     12/2/1999              100       100
California PCR Finance Auth. VRDO
(Pacific Gas & Electric Co.)                              3.50%     12/8/1999            5,000     5,000
California PCR Finance Auth. VRDO
(Pacific Gas & Electric Co.)                              3.55%     12/2/1999 LOC        3,725     3,725
California PCR Finance Auth. VRDO
(Pacific Gas & Electric Co.)                              3.90%     12/2/1999 LOC          175       175
California PCR Financing Auth. Solid Waste Disposal Rev.
 VRDO (Shell Oil Co.-Martinez)                            3.50%     12/2/1999              960       960
East Bay CA Muni. Util. Dist. Water System Rev.           5.25%      6/1/2018            4,000     3,778
East Bay CA Muni. Util. Dist. Water System Rev.           5.25%      6/1/2019            4,445     4,167
Irvine CA Assessment Dist. Improvement Boards
 Rev. VRDO                                                3.40%     12/2/1999              700       700
Irvine CA Assessment Dist. Improvement Boards Rev.
VRDO (Northwest Irvine)                                   3.40%     12/2/1999 LOC        1,300     1,300
Irvine CA Assessment Dist. Improvement Boards Rev.
VRDO (Oak Creek)                                          3.40%     12/2/1999 LOC        1,200     1,200
Irvine CA Ranch Water Dist. VRDO                          3.40%     12/2/1999 LOC        2,600     2,600
Los Angeles CA Dept. of Water & Power Electric
 Plant Rev.                                               6.50%      4/1/2010            3,950     4,199
Los Angeles County CA Public Works Rev.                   5.50%     10/1/2012            6,750     6,899
Los Angeles County CA School Pooled Financing
Program TRAN                                              4.00%     9/29/2000            8,000     8,021
Metro. Water Dist. of Southern California                 8.00%      7/1/2008            2,000     2,440
Riverside County CA Public Fac. Project VRDO              3.65%     12/7/1999 LOC        4,700     4,700
San Diego CA Water Auth. Rev. COP                         5.00%      5/1/2017            2,300     2,107
                                                                                               ---------
                                                                                                  87,118
                                                                                               ---------
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,560,737)                                                                            1,558,387
--------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                              30,560
Liabilities                                                                                      (43,600)
--------------------------------------------------------------------------------------------------------
                                                                                                 (13,040)
--------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------
Applicable to 142,982,511 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)                                                                     $1,545,347
========================================================================================================
NET ASSET VALUE PER SHARE                                                                         $10.81
========================================================================================================
*See Note A in Notes to Financial Statements.
+Security  purchased on a when-issued  or delayed  delivery  basis for which the fund has not taken  delivery as of November 30, 1999.  For key to  abbreviations and other references, see page 33.
--------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------
                                                                                        AMOUNT       PER
                                                                                         (000)     SHARE
--------------------------------------------------------------------------------------------------------
Paid in Capital                                                                     $1,554,310    $10.87
Undistributed Net Investment Income                                                         --        --
Overdistributed Net Realized Gains--Note E                                              (6,613)     (.05)
Unrealized Depreciation--Note F                                                         (2,350)     (.01)
========================================================================================================
NET ASSETS                                                                          $1,545,347    $10.81
========================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed To Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------
                                                                  CALIFORNIA  CALIFORNIA
                                                   CALIFORNIA        INSURED     INSURED
                                                   TAX-EXEMPT  INTERMEDIATE-   LONG-TERM
                                                 MONEY MARKET           TERM  TAX-EXEMPT
                                                         FUND     TAX-EXEMPT        FUND
                                                                       FUND
                                                 ---------------------------------------
                                                        YEAR ENDED NOVEMBER 30, 1999
                                                 ---------------------------------------
                                                        (000)          (000)       (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                           $62,629        $55,491      80,560
                                                 ---------------------------------------
      Total Income                                     62,629         55,491      80,560
                                                 ---------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                        262            145         195
      Management and Administrative                     3,385          1,597       2,325
      Marketing and Distribution                          482            257         262
   Custodian Fees                                          22             10          14
   Auditing Fees                                            8              8           8
   Shareholders' Reports                                   18              8          15
   Trustees' Fees and Expenses                              3              1           2
                                                 ---------------------------------------
      Total Expenses                                    4,180          2,026       2,821
      Expenses Paid Indirectly--Note C                    (22)           (11)        (14)
----------------------------------------------------------------------------------------
      Net Expenses                                      4,158          2,015       2,807
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  58,471         53,476      77,753
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                             (11)          (265)     (7,165)
   Futures Contracts                                       --          1,685       7,657
----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                  (11)         1,420         492
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                   --        (53,092)   (116,120)
   Futures Contracts                                       --            205         882
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           --        (52,887)   (115,238)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $58,460       $  2,009  $  (36,993)
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------
                                             CALIFORNIA              CALIFORNIA INSURED
                                             TAX-EXEMPT               INTERMEDIATE-TERM
                                          MONEY MARKET FUND            TAX-EXEMPT FUND
                                        ------------------------------------------------
                                                     YEAR ENDED NOVEMBER 30,
                                        ------------------------------------------------
                                           1999          1998          1999         1998
                                           (000)         (000)         (000)        (000)
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income           $     58,471  $     58,937 $      53,476 $     35,732
   Realized Net Gain (Loss)                 (11)            1         1,420       (1,042)
   Change in Unrealized
    Appreciation (Depreciation)              --            --       (52,887)      21,816
                                  ------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations       58,460        58,938         2,009       56,506
                                  ------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                (58,471)      (58,937)      (53,476)     (35,732)
   Realized Capital Gain                     --            --            --           --
                                  ------------------------------------------------------
      Total Distributions               (58,471)      (58,937)      (53,476)     (35,732)
CAPITAL SHARE TRANSACTIONS1
   Issued                             2,484,987     2,145,061       719,578      561,031
   Issued in Lieu of Cash Distributions  54,288        54,801        42,416       27,849
   Redeemed                          (2,223,239)   (2,029,569)     (380,849)    (199,993)
                                  ------------------------------------------------------
      Net Increase from Capital
         Share Transactions             316,036       170,293       381,145      388,887
----------------------------------------------------------------------------------------
   Total Increase                       316,025       170,294       329,678      409,661
----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                  1,970,226     1,799,932     1,006,093      596,432
                                  ------------------------------------------------------
   End of Year                       $2,286,251    $1,970,226    $1,335,771   $1,006,093
========================================================================================
1Shares Issued (Redeemed)
   Issued                             2,484,987     2,145,061        66,941       51,907
   Issued in Lieu of Cash Distributions  54,288        54,801         3,963        2,573
   Redeemed                          (2,223,239)   (2,029,569)      (35,553)     (18,538)
                                  ------------------------------------------------------
    Net Increase in Shares Outstanding  316,036       170,293        35,351       35,942
=============================================----------=================================

--------------------------------------------------------------------------------
                                                       CALIFORNIA
                                                    INSURED LONG-TERM
                                                     TAX-EXEMPT FUND
                                                   YEAR ENDED NOVEMBER 30,
                                               ---------------------------------
                                                       1999          1998
                                                       (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                       $     77,753  $     66,239
   Realized Net Gain (Loss)                             492        13,608
   Change in Unrealized Appreciation
     (Depreciation)                                (115,238)       26,524
                                               ---------------------------------
      Net Increase (Decrease) in Net Assets
      Resulting from Operations                     (36,993)      106,371
DISTRIBUTIONS
   Net Investment Income                            (77,753)      (66,239)
   Realized Capital Gain                            (14,021)       (7,325)
                                               ---------------------------------
      Total Distributions                           (91,774)      (73,564)
CAPITAL SHARE TRANSACTIONS1
   Issued                                           458,784       398,698
   Issued in Lieu of Cash Distributions              64,040        50,100
   Redeemed                                        (337,266)     (199,574)
--------------------------------------------------------------------------------
      Net Increase from Capital Share Transactions  185,558       249,224
--------------------------------------------------------------------------------
   Total Increase                                    56,791       282,031
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                              1,488,556     1,206,525
                                               --------------------------
   End of Year                                   $1,545,347    $1,488,556
================================================================================
1Shares Issued (Redeemed)
   Issued                                            40,428        34,419
   Issued in Lieu of Cash Distributions               5,667         4,327
   Redeemed                                         (30,015)      (17,261)
                                               ---------------------------------
      Net Increase in Shares Outstanding             16,080        21,485
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

 --------------------------------------------------------------------------------------------------
                                                          CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
                                                                    YEAR ENDED NOVEMBER 30,
                                                       -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1999     1998      1997     1996      1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $1.00    $1.00     $1.00    $1.00     $1.00
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                .027     .031      .034     .033      .036
   Net Realized and Unrealized Gain (Loss) on
    Investments                                           --       --        --       --        --
                                                       -------------------------------------------
      Total from Investment Operations                  .027     .031      .034     .033      .036
                                                       -------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                (.027)   (.031)    (.034)   (.033)    (.036)
   Distributions from Realized Capital Gains              --       --        --       --        --
                                                       -------------------------------------------
      Total Distributions                              (.027)   (.031)    (.034)   (.033)    (.036)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $1.00    $1.00     $1.00    $1.00     $1.00
==================================================================================================
TOTAL RETURN                                            2.79%    3.10%     3.41%    3.32%     3.69%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                 $2,286   $1,970    $1,800   $1,443    $1,202
   Ratio of Total Expenses to Average Net Assets        0.20%    0.20%     0.18%    0.19%     0.20%
  Ratio of Net Investment Income to Average Net Assets  2.75%    3.05%     3.35%    3.27%     3.61%
==================================================================================================

                                                 CALIFORNIA INSURED INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                                 YEAR ENDED NOVEMBER 30,
                                                 ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1999     1998      1997     1996      1995
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $10.95   $10.66    $10.58   $10.44   $  9.64
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                .480     .489      .505     .508      .511
   Net Realized and Unrealized Gain (Loss)
     on Investments                                    (.450)    .290      .102     .140      .800
                                                      -----------------------------------------------
      Total from Investment Operations                  .030      .779     .607      .648    1.311
                                                      -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                (.480)   (.489)    (.505)   (.508)    (.511)
   Distributions from Realized Capital Gains              --     --       (.022)      --        --
                                                      -----------------------------------------------
      Total Distributions                              (.480)   (.489)    (.527)   (.508)    (.511)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $10.50   $10.95    $10.66   $10.58    $10.44
=====================================================================================================
TOTAL RETURN                                            0.27%    7.47%     5.91%    6.41%    13.88%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $1,336   $1,006      $596     $343      $206
  Ratio of Total Expenses to Average Net Assets         0.17%    0.19%     0.18%    0.19%     0.21%
  Ratio of Net Investment Income to Average Net Assets  4.48%    4.52%     4.78%    4.90%     5.05%
  Portfolio Turnover Rate                                  9%       2%       10%      21%       11%
=====================================================================================================



-----------------------------------------------------------------------------------------------------
                                                         CALIFORNIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                 YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR            1999     1998      1997     1996      1995
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $11.73   $11.45    $11.42   $11.27     $9.92
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                .563     .577      .592     .598      .602
   Net Realized and Unrealized Gain (Loss)
      on Investments                                   (.810)    .349      .121     .150     1.350
                                                      -----------------------------------------------
      Total from Investment Operations                 (.247)    .926      .713     .748     1.952
                                                      -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                (.563)   (.577)    (.592)   (.598)    (.602)
   Distributions from Realized Capital Gains           (.110)   (.069)    (.091)      --        --
                                                      -----------------------------------------------
      Total Distributions                              (.673)   (.646)    (.683)   (.598)    (.602)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $10.81   $11.73    $11.45   $11.42    $11.27
=====================================================================================================
TOTAL RETURN                                           -2.22%    8.31%     6.52%    6.91%    20.11%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $1,545   $1,489    $1,207   $1,066      $975
  Ratio of Total Expenses to Average Net Assets         0.18%    0.19%     0.16%    0.19%     0.20%
  Ratio of Net Investment Income to Average Net Assets  4.98%    4.98%     5.26%    5.38%     5.59%
  Portfolio Turnover Rate                                 11%      15%       21%      23%       23%
=====================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Exempt Funds comprise the California Tax-Exempt Money Market Fund, California Insured Intermediate-Term Tax-Exempt Fund, and California Insured Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of California.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Intermediate-Term and Insured Long-Term Tax-Exempt Funds may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:
--------------------------------------------------------------------------------
                                CAPITAL CONTRIBUTED PERCENTAGE      PERCENTAGE
                                    TO VANGUARD       OF FUND      OF VANGUARD'S
CALIFORNIA TAX-EXEMPT FUND             (000)        NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                          $467             0.02%            0.5%
Insured Intermediate-Term              272             0.02             0.3
Insured Long-Term                      321             0.02             0.3
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' manage-ment and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 1999, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                                              EXPENSE
                                                             REDUCTION
                                                               (000)
                                                  ------------------------------
                                                  MANAGEMENT AND      CUSTODIAN
CALIFORNIA TAX-EXEMPT FUND                        ADMINISTRATIVE        FEES
--------------------------------------------------------------------------------
Money Market                                            --              $22
Insured Intermediate-Term                               $1               10
Insured Long-Term                                       --               14
--------------------------------------------------------------------------------

D. During the year ended November 30, 1999, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------------
                                                              (000)
                                                  ------------------------------
CALIFORNIA TAX-EXEMPT FUND                         PURCHASES           SALES
--------------------------------------------------------------------------------
Insured Intermediate-Term                           $470,569        $  99,936
Insured Long-Term                                    346,121          165,981
--------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Intermediate-Term Tax-Exempt Fund and the Insured Long-Term Tax-Exempt Fund had realized losses totaling $752,000 and $4,062,000, respectively, through November 30, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). For federal income tax purposes at November 30, 1999, the funds had the following capital losses available to offset future capital gains:

--------------------------------------------------------------------------------
                                                           CAPITAL LOSS
                                                  ------------------------------
                                                                    EXPIRATION
                                                                  FISCAL YEAR(S)
                                                    AMOUNT            ENDING
CALIFORNIA TAX-EXEMPT FUND                           (000)          NOVEMBER 30
--------------------------------------------------------------------------------
Insured Intermediate-Term                        $   (329)              2006
Insured Long-Term                                  (2,551)              2007
--------------------------------------------------------------------------------
F. At November 30, 1999, net unrealized depreciation of investment securities for federal income tax purposes was:
--------------------------------------------------------------------------------
                                                       (000)
                                    --------------------------------------------
                                    APPRECIATED     DEPRECIATED   NET UNREALIZED
CALIFORNIA TAX-EXEMPT FUND          SECURITIES      SECURITIES     DEPRECIATION
--------------------------------------------------------------------------------
Insured Intermediate-Term*          $11,223        $(22,955)        $(11,732)
Insured Long-Term*                   38,804         (45,216)          (6,412)
--------------------------------------------------------------------------------
*See Note E.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard California Tax-Exempt Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Insured Intermediate-Term Tax-Exempt Fund, and Vanguard California Insured Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 10, 2000

--------------------------------------------------------------------------------
SPECIAL 1999 TAX  INFORMATION  (UNAUDITED)  FOR VANGUARD  CALIFORNIA  TAX-EXEMPT
FUNDS

This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code
     The Insured Long-Term Tax Exempt Fund distributed $12,262,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.
     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fun
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total  International  Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
--------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
--------------------------------------------------
Admiral Intermediate-Term  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term  Treasury  Fund
GNMA  Fund
High-Yield   Corporate  Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term  Bond Index Fund
Intermediate-Term   Corporate  Fund
Intermediate-Term   Tax-Exempt  Fund
Intermediate-Term  Treasury Fund
Limited-Term  Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds (California,
 Florida, Massachusetts, New Jersey, New York,
 Ohio, Pennsylvania)
Total Bond Market Index Fund*








MONEY MARKET FUNDS
--------------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds (California,
 New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
--------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade  Bond  Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

     The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE (1967) Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN (1987) Chairman of   the  Board, Chief  Executive  Officer,  and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O.  WELCH,  JR.  (1971)   Retired  Chairman of   Nabisco   Brands,   Inc.;
retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman  of  Rohm &   Haas Co.;   Director of
Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY     Secretary;  Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS   Treasurer;  Principal of The Vanguard Group, Inc.; Treasurer
of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON   Legal Department.
ROBERT A. DISTEFANO   Information Technology.
JAMES H. GATELY   Individual Investor Group.
KATHLEEN C. GUBANICH   Human Resources.
IAN A. MACKINNON   Fixed Income Group.
F. WILLIAM MCNABB, III   Institutional Investor Group.
MICHAEL S. MILLER   Planning and Development.
RALPH K. PACKARD   Chief Financial Officer.
GEORGE U. SAUTER   Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q750-01/21/2000
(C) 2000 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.